FINANCIAL STATEMENTS

Venerable Insurance and Annuity Company
Separate Account A
Year Ended December 31, 2021
with Report of Independent Registered Public Accounting Firm

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Financial Statements
Year Ended December 31, 2021

Contents
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Contents
Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Separate Account A (the Separate Account), as of December 31, 2021 the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Accounts auditor since 1988.
Philadelphia, Pennsylvania
April 22, 2022

Contents
Appendix

Subaccounts comprising Venerable Insurance and Annuity Company Separate Account A:

Subaccount	Statement of Operations	Statement of Changes in Net Assets
Voya Intermediate Bond Portfolio - Class S
Voya Government Liquid Assets Portfolio - Service Class
Voya High Yield Portfolio - Service Class
Voya Large Cap Growth Portfolio - Service Class
Voya Limited Maturity Bond Portfolio - Service Class
VY® Clarion Real Estate Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Service Class
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Russell™ Large Cap Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Large Cap Value Portfolio - Service Class VY® T. Rowe Price Equity Income Portfolio - Service Class Voya MidCap Opportunities Portfolio - Class S	For the period from January 1, 2021 through October 15, 2021 (termination of operations)	For the year ended December 31, 2020 and for the period from January 1, 2021 through October 15, 2021 (termination of operations)
Voya Russell™ Large Cap Value Index Portfolio - Class S	For the period from October 15, 2021 (commencement of operations) through December 31, 2021	For the period from October 15, 2021 (commencement of operations) through December 31, 2021

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Assets and Liabilities
December 31, 2021
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Government Liquid Assets Portfolio - Service Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$703	$282	$272	$3,341	$262
Total assets	703	282	272	3,341	262
Net assets	$703	$282	$272	$3,341	$262
Total number of mutual fund shares	55,209	281,827	27,363	155,616	25,841
Cost of mutual fund shares	$707	$282	$272	$2,914	$261

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Assets and Liabilities
December 31, 2021
(Dollars in thousands)

	VY® Clarion Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$478	$2,997	$805	$5,543	$2,255
Total assets	478	2,997	805	5,543	2,255
Net assets	$478	$2,997	$805	$5,543	$2,255
Total number of mutual fund shares	10,366	111,486	35,225	168,186	43,122
Cost of mutual fund shares	$337	$2,751	$688	$4,688	$1,948

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Assets and Liabilities
December 31, 2021
(Dollars in thousands)

	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$1,662	$2,745	$2,858	$7,009
Total assets	1,662	2,745	2,858	7,009
Net assets	$1,662	$2,745	$2,858	$7,009
Total number of mutual fund shares	134,493	80,275	101,922	145,166
Cost of mutual fund shares	$1,342	$1,155	$2,763	$6,287

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2021
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Government Liquid Assets Portfolio - Service Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Value Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$21	$—	$14	$—	$1
Expenses:
Mortality and expense risk charges	7	3	3	31	8
Total expenses	7	3	3	31	8
Net investment income (loss)	14	(3)	11	(31)	(7)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	—	(1)	17	180
Capital gains distributions	—	—	—	594	12
Total realized gain (loss) on investments and capital gains distributions	1	—	(1)	611	192
Net unrealized appreciation (depreciation) of investments	(33)	—	—	(66)	(3)
Net realized and unrealized gain (loss) on investments	(32)	—	(1)	545	189
Net increase (decrease) in net assets resulting from operations	$(18)	$(3)	$10	$514	$182

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2021
(Dollars in thousands)

	Voya Limited Maturity Bond Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$4	$7	$37	$—	$42
Expenses:
Mortality and expense risk charges	3	4	28	9	53
Total expenses	3	4	28	9	53
Net investment income (loss)	1	3	9	(9)	(11)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	16	17	14	42
Capital gains distributions	—	—	—	67	610
Total realized gain (loss) on investments and capital gains distributions	—	16	17	81	652
Net unrealized appreciation (depreciation) of investments	(4)	149	638	(172)	192
Net realized and unrealized gain (loss) on investments	(4)	165	655	(91)	844
Net increase (decrease) in net assets resulting from operations	$(3)	$168	$664	$(100)	$833

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2021
(Dollars in thousands)

	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$2	$26	$36	$23	$—
Expenses:
Mortality and expense risk charges	13	22	16	25	6
Total expenses	13	22	16	25	6
Net investment income (loss)	(11)	4	20	(2)	(6)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(86)	4	22	98	—
Capital gains distributions	27	26	—	100	—
Total realized gain (loss) on investments and capital gains distributions	(59)	31	22	198	—
Net unrealized appreciation (depreciation) of investments	369	301	233	376	95
Net realized and unrealized gain (loss) on investments	310	332	255	574	95
Net increase (decrease) in net assets resulting from operations	$299	$336	$275	$572	$89

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2021
(Dollars in thousands)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya MidCap Opportunities Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$—	$—
Expenses:
Mortality and expense risk charges	28	41
Total expenses	28	41
Net investment income (loss)	(28)	(41)
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	167	1,293
Capital gains distributions	57	736
Total realized gain (loss) on investments and capital gains distributions	224	2,029
Net unrealized appreciation (depreciation) of investments	(96)	(1,309)
Net realized and unrealized gain (loss) on investments	128	720
Net increase (decrease) in net assets resulting from operations	$100	$679

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Government Liquid Assets Portfolio - Service Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service Class
Net assets at January 1, 2020	$883	$296	$279	$2,322
Increase (decrease) in net assets
Operations:
Net investment income (loss)	20	(4)	11	(19)
Total realized gain (loss) on investments and capital gains distributions	23	—	(2)	314
Net unrealized appreciation (depreciation) of investments	13	—	2	386
Net increase (decrease) in net assets resulting from operations	56	(4)	11	681
Changes from principal transactions:
Premiums	1	—	—	4
Death Benefits	(37)	(1)	—	(87)
Surrenders and withdrawals	—	(343)	—	—
Policy Loans	—	3	—	7
Contract Charges	(11)	(18)	(3)	(33)
Cost of insurance and administrative charges	—	(4)	—	(7)
Transfers between Divisions (including fixed account), net	(31)	346	(12)	21
Increase (decrease) in net assets derived from principal transactions	(78)	(17)	(15)	(95)
Total increase (decrease) in net assets	(22)	(21)	(4)	586
Net assets at December 31, 2020	861	275	275	2,908
Increase (decrease) in net assets
Operations:
Net investment income (loss)	14	(3)	11	(31)
Total realized gain (loss) on investments and capital gains distributions	1	—	(1)	611
Net unrealized appreciation (depreciation) of investments	(33)	—	—	(66)
Net increase (decrease) in net assets resulting from operations	(18)	(3)	10	514
Changes from principal transactions:
Premiums	—	26	—	1
Death Benefits	(129)	—	—	(40)
Surrenders and withdrawals	—	—	(10)	—
Policy Loans	—	—	—	1
Contract Charges	(9)	(16)	(3)	(37)
Cost of insurance and administrative charges	—	(1)	—	(6)
Transfers between Divisions (including fixed account), net	(2)	1	—	—
Increase (decrease) in net assets derived from principal transactions	(140)	10	(13)	(81)
Total increase (decrease) in net assets	(158)	7	(3)	433
Net assets at December 31, 2021	$703	$282	$272	$3,341

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(Dollars in thousands)

	Voya Large Cap Value Portfolio – Service Class	Voya Limited Maturity Bond Portfolio – Service Class	VY® Clarion Real Estate Portfolio – Service Class	VY® Invesco Growth and Income Portfolio – Service Class
Net assets at January 1, 2020	$963	$301	$861	$2,859
Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	3	6	24
Total realized gain (loss) on investments and capital gains distributions	67	—	322	226
Net unrealized appreciation (depreciation) of investments	(55)	4	(394)	(297)
Net increase (decrease) in net assets resulting from operations	20	7	(66)	(47)
Changes from principal transactions:
Premiums	2	—	3	14
Death Benefits	(96)	(33)	(390)	(203)
Surrenders and withdrawals	—	—	(29)	(52)
Policy Loans	2	—	—	4
Contract Charges	(10)	(5)	(6)	(30)
Cost of insurance and administrative charges	—	—	1	(1)
Transfers between Divisions (including fixed account), net	(30)	(1)	(22)	(124)
Increase (decrease) in net assets derived from principal transactions	(132)	(39)	(443)	(392)
Total increase (decrease) in net assets	(112)	(32)	(509)	(439)
Net assets at December 31, 2020	851	269	352	2,420
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	1	3	9
Total realized gain (loss) on investments and capital gains distributions	192	—	16	17
Net unrealized appreciation (depreciation) of investments	(3)	(4)	149	638
Net increase (decrease) in net assets resulting from operations	182	(3)	168	664
Changes from principal transactions:
Premiums	6	—	—	18
Death Benefits	—	—	(11)	(48)
Surrenders and withdrawals	—	—	(28)	(10)
Policy Loans	—	—	—	—
Contract Charges	(8)	(3)	(4)	(26)
Cost of insurance and administrative charges	1	—	—	(2)
Transfers between Divisions (including fixed account), net	(1,032)	(1)	1	(19)
Increase (decrease) in net assets derived from principal transactions	(1,033)	(4)	(42)	(87)
Total increase (decrease) in net assets	(851)	(7)	126	577
Net assets at December 31, 2021	$—	$262	$478	$2,997

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service Class
Net assets at January 1, 2020	$784	$4,849	$1,544	$2,064
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	13	42	12
Total realized gain (loss) on investments and capital gains distributions	64	494	(27)	47
Net unrealized appreciation (depreciation) of investments	173	196	(10)	104
Net increase (decrease) in net assets resulting from operations	232	703	5	163
Changes from principal transactions:
Premiums	1	2	3	—
Death Benefits	(45)	(340)	(39)	(41)
Surrenders and withdrawals	—	(344)	(31)	(188)
Policy Loans	(11)	—	—	—
Contract Charges	(10)	(66)	(15)	(29)
Cost of insurance and administrative charges	(1)	(6)	(1)	(3)
Transfers between Divisions (including fixed account), net	(12)	104	31	3
Increase (decrease) in net assets derived from principal transactions	(78)	(650)	(52)	(258)
Total increase (decrease) in net assets	154	53	(47)	(95)
Net assets at December 31, 2020	938	4,902	1,497	1,969
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(11)	(11)	4
Total realized gain (loss) on investments and capital gains distributions	81	652	(59)	31
Net unrealized appreciation (depreciation) of investments	(172)	192	369	301
Net increase (decrease) in net assets resulting from operations	(100)	833	299	336
Changes from principal transactions:
Premiums	6	31	4	—
Death Benefits	(55)	(136)	(36)	—
Surrenders and withdrawals	—	(50)	—	(14)
Policy Loans	26	—	—	—
Contract Charges	(11)	(51)	(8)	(32)
Cost of insurance and administrative charges	—	(5)	1	(3)
Transfers between Divisions (including fixed account), net	1	19	(1,757)	(1)
Increase (decrease) in net assets derived from principal transactions	(33)	(192)	(1,796)	(50)
Total increase (decrease) in net assets	(133)	641	(1,497)	286
Net assets at December 31, 2021	$805	$5,543	$—	$2,255

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(Dollars in thousands)

	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2020	$1,676	$1,939	$—	$1,458
Increase (decrease) in net assets
Operations:
Net investment income (loss)	18	5	—	(12)
Total realized gain (loss) on investments and capital gains distributions	8	171	—	274
Net unrealized appreciation (depreciation) of investments	(71)	206	—	138
Net increase (decrease) in net assets resulting from operations	(45)	382	—	400
Changes from principal transactions:
Premiums	5	2	—	7
Death Benefits	(40)	(58)	—	(213)
Surrenders and withdrawals	(42)	(37)	—	—
Policy Loans	—	(5)	—	5
Contract Charges	(18)	(26)	—	(28)
Cost of insurance and administrative charges	(1)	(2)	—	(1)
Transfers between Divisions (including fixed account), net	(72)	56	—	(29)
Increase (decrease) in net assets derived from principal transactions	(168)	(70)	—	(259)
Total increase (decrease) in net assets	(213)	312	—	141
Net assets at December 31, 2020	1,463	2,251	—	1,599
Increase (decrease) in net assets
Operations:
Net investment income (loss)	20	(2)	(6)	(28)
Total realized gain (loss) on investments and capital gains distributions	22	198	—	224
Net unrealized appreciation (depreciation) of investments	233	376	95	(96)
Net increase (decrease) in net assets resulting from operations	275	572	89	100
Changes from principal transactions:
Premiums	2	8	—	2
Death Benefits	(96)	(29)	(13)	(153)
Surrenders and withdrawals	—	(44)	—	(14)
Policy Loans	34	21	—	—
Contract Charges	(17)	(32)	(7)	(35)
Cost of insurance and administrative charges	(1)	(3)	(4)	(9)
Transfers between Divisions (including fixed account), net	2	1	2,793	5,519
Increase (decrease) in net assets derived from principal transactions	(76)	(78)	2,769	5,310
Total increase (decrease) in net assets	199	494	2,858	5,410
Net assets at December 31, 2021	$1,662	$2,745	$2,858	$7,009

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(Dollars in thousands)

Voya MidCap Opportunities Portfolio - Class S
Net assets at January 1, 2020	$4,209
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(38)
Total realized gain (loss) on investments and capital gains distributions	229
Net unrealized appreciation (depreciation) of investments	1,182
Net increase (decrease) in net assets resulting from operations	1,373
Changes from principal transactions:
Premiums	5
Death Benefits	(320)
Surrenders and withdrawals	(65)
Policy Loans	(11)
Contract Charges	(40)
Cost of insurance and administrative charges	(5)
Transfers between Divisions (including fixed account), net	(225)
Increase (decrease) in net assets derived from principal transactions	(661)
Total increase (decrease) in net assets	712
Net assets at December 31, 2020	4,921
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(41)
Total realized gain (loss) on investments and capital gains distributions	2,029
Net unrealized appreciation (depreciation) of investments	(1,309)
Net increase (decrease) in net assets resulting from operations	679
Changes from principal transactions:
Premiums	28
Death Benefits	(64)
Surrenders and withdrawals	(17)
Policy Loans	—
Contract Charges	(34)
Cost of insurance and administrative charges	5
Transfers between Divisions (including fixed account), net	(5,518)
Increase (decrease) in net assets derived from principal transactions	(5,600)
Total increase (decrease) in net assets	(4,921)
Net assets at December 31, 2021	$—

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

1.	Organization

Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is an Iowa stock life insurance company that was originally organized in 1973 under the insurance laws of Minnesota. On June 1, 2018, the Company became an indirectly wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”) The Company’s direct parent is Venerable Holdings, Inc. ("Venerable”). Before June 1, 2018, the Company was an indirectly wholly owned subsidiary of Voya Financial, Inc.

Separate Account A of the Company (the “Account”) was established by the Company on July 14, 1998, to support operations of the Company’s flexible premium variable life insurance policies (the “Policy” or “Policies”). None of the Policies are currently available for new purchasers but existing policy owners may continue to invest in their Policies.

The flexible premium variable life insurance Policies supported by the Account are:

•	Golden Select Genesis I
•	Golden Select Genesis Flex

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Policies by crediting insurance premiums to one or more divisions within the Account or the fixed interest division (an investment option in the Company’s general account), as elected by the policyholders. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2021, the Account had 14 investment divisions (the “Divisions”), each of which invests in shares of a designated independently managed mutual fund (“Fund”) of various investment trusts (“the Trusts”).

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

The Divisions with asset balances at December 31, 2021 and related Trusts are as follows:

Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class S

Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Service Class
Voya High Yield Portfolio - Service Class
Voya Large Cap Growth Portfolio - Service Class
Voya Limited Maturity Bond Portfolio - Service Class
VY® Clarion Real Estate Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class

Voya Partners, Inc.:
VY® Invesco Equity and Income Portfolio - Service Class

Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Russell™ Large Cap Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Large Cap Value Index Portfolio - Class S

During 2021, the following Divisions were closed to all contract owners because of fund substitutions:

Voya Investors Trust:
Voya Large Cap Value Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Service Class

Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class S

During 2021, the following Division was open to all contract owners:

Voya Variable Portfolios, Inc.:
Voya Russell™ Large Cap Value Index Portfolio - Class S

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to policyholders. Accordingly, earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Policyholder Reserves

Policyholder reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the policyholders invested in the Account Divisions. To the extent that benefits to be paid to the policyholders exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to policyholder activity, including premiums, death benefits, surrenders and withdrawals, policy loans, policy charges, cost of insurance, and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

3.	Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2021. There were no transfers among the levels for the year ended December 31, 2021. The account had no  liabilities  as  of  December 31, 2021.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

▪
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.	Charges and Fees

Under the terms of the Policies, certain charges and fees are incurred by the Policies to cover VIAC’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account.  Daily charges are deducted at an annual rate of 0.90% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Policies. These charges are assessed through a reduction in unit values.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at an annual rate of 0.10% of the assets attributable to the Policies. These charges are assessed through a reduction in unit values.

Policy Issuance and Maintenance Charges

An administrative charge of $200 (single life) or $300 (joint life) may be made to cover the cost of underwriting and issuing a Policy. The charge is deducted in quarterly installments on each Policy during the first Policy year. In addition, an annual administrative charge of $40 per Policy may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of units.

Mortality Cost

A mortality cost is deducted equal to the cost of providing coverage under the Policies. The cost is based on each insured’s sex, attained age, and underwriting class and can be adjusted, subject to certain maximum amounts set forth in the Policies. These charges are assessed through the redemption of units.

Minimum Death Benefit Guarantee Charge

A minimum death benefit guarantee charge is assessed at a maximum rate per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal installments on each Policy’s quarterly processing date during the guarantee period. These charges are assessed through the redemption of units.

Deferred Sales

Under Policies offered prior to October 1995, a sales load of up to 7.50% was assessed to each premium payment for sales-related expenses as specified in the Policy. The sales load on all Policies is chargeable to each premium when it is received by VIAC. The amount of such a charge is initially advanced by VIAC to policyholders. This amount is included in the accumulation value and then deducted in equal installments on each Policy anniversary date over a period of either six or ten years. Upon surrender of the Policy, the unamortized deferred sales load is deducted from the accumulation value by VIAC. These charges are assessed through the redemption of units.

Deferred Face Amount Charge

A charge is assessed which is deducted in equal installments over a six-year period following receipt of the initial premium or increase in face amount. This charge varies based on the face amount, age, and sex of the insured and the Policy chosen. This charge will never exceed $12 per $1,000 of face amount. A portion of this charge is considered to be an additional sales load. These charges are assessed through the redemption of units.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

Loan Charge

A current net loan charge of up to 5.00% is made based on the Policy loan amount on Policies that allow loans. The charge is accrued daily, as applicable, and deducted on each Policy anniversary date. These charges are assessed through the redemption of units.

Fees Waived by VIAC

Certain charges and fees for various types of policies may be waived by VIAC. VIAC reserves the right to discontinue these waivers at its discretion or to conform to changes in  the law.

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

5.	Purchase and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 follow:

	Purchases	Sales
	(Dollars in thousands)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class S	$21	$145
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Service Class	28	21
Voya High Yield Portfolio - Service Class	14	16
Voya Large Cap Growth Portfolio - Service Class	595	113
Voya Large Cap Value Portfolio - Service Class	15	1,042
Voya Limited Maturity Bond Portfolio - Service Class	4	6
VY® Clarion Real Estate Portfolio - Service Class	7	47
VY® Invesco Growth and Income Portfolio - Service Class	40	118
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	101	76
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	692	285
VY® T. Rowe Price Equity Income Portfolio - Service Class	29	1,809
Voya Partners, Inc.:
VY® Invesco Equity and Income Portfolio - Service Class	52	70
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	70	126
Voya Russell™ Large Cap Index Portfolio - Class S	150	129
Voya Russell™ Large Cap Value Index Portfolio - Class S	2,781	19
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	5,556	218
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class S	753	5,658

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

6.	Changes in Units

The net changes in units outstanding follow:

	Year ended December 31,
	2021			2020
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class S	—	11,397	(11,397)	80	6,428	(6,348)
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Service Class	1,644	1,071	573	30,002	31,027	(1,025)
Voya High Yield Portfolio - Service Class	—	511	(511)	17	684	(667)
Voya Large Cap Growth Portfolio - Service Class	93	3,328	(3,235)	6,307	10,230	(3,923)
Voya Large Cap Value Portfolio - Service Class	410	50,741	(50,331)	275	9,657	(9,382)
Voya Limited Maturity Bond Portfolio - Service Class	—	126	(126)	—	1,432	(1,432)
VY® Clarion Real Estate Portfolio - Service Class	—	247	(247)	21	3,222	(3,201)
VY® Invesco Growth and Income Portfolio - Service Class	209	1,264	(1,055)	297	7,437	(7,140)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	783	1,570	(787)	34	2,305	(2,271)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	284	1,372	(1,088)	1,883	6,673	(4,790)
VY® T. Rowe Price Equity Income Portfolio - Service Class	44	20,387	(20,343)	1,841	2,464	(623)
Voya Partners, Inc.:
VY® Invesco Equity and Income Portfolio - Service Class	—	3,044	(3,044)	6,080	25,585	(19,505)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	2,632	8,262	(5,630)	459	14,821	(14,362)
Voya Russell™ Large Cap Index Portfolio - Class S	536	1,985	(1,449)	1,342	3,097	(1,755)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	275,804	2,012	273,792	—	—	—
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class S	741	129,382	(128,641)	343	24,994	(24,651)

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

7.	Financial Highlights

A summary of unit values, units outstanding, and net assets for life insurance Policies as of December 31, 2021, 2020, 2019, 2018, and 2017 and expense ratios, excluding expenses of underlying Funds, investment income ratios and total returns for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 follows:

Fund Inception DateA	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Intermediate Bond Portfolio - Class S
2021	57	$12.24	$703	2.68%	1.00%	(2.08)%
2020	69	$12.50	$861	3.30%	1.00%	6.47%
2019	75	$11.74	$883	3.21%	1.00%	8.40%
2018	71	$10.83	$768	3.47%	1.00%	(1.81)%
2017	87	$11.03	$963	3.05%	1.00%	3.76%
Voya Government Liquid Assets Portfolio - Service Class
2021	17	$16.97	$282	—%	1.00%	(0.99)%
2020	16	$17.14	$275	0.21%	1.00%	(0.75)%
2019	17	$17.27	$295	1.67%	1.00%	0.76%
2018	18	$17.14	$307	1.06%	1.00%	0.35%
2017	26	$17.08	$447	—%	1.00%	(0.58)%
Voya High Yield Portfolio - Service Class
2021	10	$26.54	$272	5.02%	1.00%	3.96%
2020	11	$25.53	$275	5.04%	1.00%	4.59%
2019	11	$24.41	$279	5.37%	1.00%	14.07%
2018	15	$21.40	$328	5.32%	1.00%	(4.16)%
2017	24	$22.33	$537	7.00%	1.00%	5.13%
Voya Large Cap Growth Portfolio - Service Class
2021	116	$28.68	$3,341	—%	1.00%	18.07%
2020	120	$24.29	$2,908	0.25%	1.00%	29.27%
2019	124	$18.79	$2,323	0.42%	1.00%	31.12%
2018	131	$14.33	$1,871	0.39%	1.00%	(2.72)%
2017	151	$14.73	$2,220	0.39%	1.00%	28.09%
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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income RatioB	Expense RatioC	Total ReturnD
Voya Limited Maturity Bond Portfolio - Service Class
2021		10	$26.22	$262	1.43%	1.00%	(1.17)%
2020		10	$26.53	$269	2.09%	1.00%	2.16%
2019		12	$25.97	$300	1.61%	1.00%	3.01%
2018		12	$25.21	$298	1.46%	1.00%	0.08%
2017		15	$25.19	$387	1.63%	1.00%	0.20%
VY® Clarion Real Estate Portfolio - Service Class
2021		2	$208.98	$478	1.76%	1.00%	50.43%
2020		3	$138.92	$352	1.85%	1.00%	(7.47)%
2019		6	$150.14	$861	2.18%	1.00%	26.87%
2018		6	$118.34	$738	2.70%	1.00%	(8.57)%
2017		6	$129.43	$817	2.06%	1.00%	4.13%
VY® Invesco Growth and Income Portfolio - Service Class
2021		34	$88.17	$2,997	1.28%	1.00%	27.67%
2020		35	$69.06	$2,420	1.75%	1.00%	1.87%
2019		42	$67.79	$2,860	2.47%	1.00%	23.48%
2018		47	$54.90	$2,554	1.46%	1.00%	(14.45)%
2017		50	$64.17	$3,200	2.00%	1.00%	12.76%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2021		21	$38.32	$805	—%	1.00%	(10.93)%
2020		22	$43.02	$938	0.31%	1.00%	32.04%
2019		24	$32.58	$784	0.01%	1.00%	30.42%
2018		26	$24.98	$654	0.66%	1.00%	(17.61)%
2017		29	$30.32	$872	0.43%	1.00%	41.62%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2021		30	$186.61	$5,543	0.86%	1.00%	17.22%
2020		31	$159.20	$4,902	1.18%	1.00%	16.79%
2019		36	$136.31	$4,850	1.50%	1.00%	23.11%
2018		39	$110.72	$4,332	2.09%	1.00%	(0.49)%
2017		44	$111.27	$4,932	1.13%	1.00%	13.95%

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income RatioB	Expense RatioC	Total ReturnD
VY® Invesco Equity and Income Portfolio - Service Class
2021		135	$16.67	$2,255	1.23%	1.00%	17.39%
2020		138	$14.29	$1,969	1.48%	1.00%	8.56%
2019		158	$13.08	$2,065	1.86%	1.00%	18.59%
2018		169	$11.03	$1,868	1.75%	1.00%	(10.62)%
2017		183	$12.34	$2,256	1.69%	1.00%	9.59%
Voya Global High Dividend Low Volatility Portfolio - Class S
2021		112	$14.86	$1,662	2.38%	1.00%	19.36%
2020		117	$12.45	$1,463	2.04%	1.00%	(2.12)%
2019		132	$12.72	$1,677	2.18%	1.00%	20.23%
2018		45	$10.58	$481	4.59%	1.00%	(10.03)%
2017		48	$11.76	$565	1.85%	1.00%	22.25%
Voya Russell™ Large Cap Index Portfolio - Class S
2021		46	$60.12	$2,745	1.19%	1.00%	25.85%
2020		47	$47.77	$2,251	1.17%	1.00%	20.36%
2019		49	$39.69	$1,940	1.41%	1.00%	29.66%
2018		51	$30.61	$1,549	1.43%	1.00%	(4.64)%
2017		60	$32.10	$1,941	1.48%	1.00%	21.08%
Voya Russell™ Large Cap Value Index Portfolio - Class S
2021	10/15/2021	274	$10.44	$2,858	(a)	1.00%	(a)
2020		(a)	(a)	(a)	(a)	(a)	(a)
2019		(a)	(a)	(a)	(a)	(a)	(a)
2018		(a)	(a)	(a)	(a)	(a)	(a)
2017		(a)	(a)	(a)	(a)	(a)	(a)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2021		113	$62.23	$7,009	0.01%	1.00%	10.91%
2020		29	$56.11	$1,599	0.15%	1.00%	33.15%
2019		35	$42.14	$1,458	0.59%	1.00%	33.19%
2018		38	$31.64	$1,201	0.40%	1.00%	(6.31)%
2017		39	$33.77	$1,318	0.63%	1.00%	23.11%

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT A
Notes to Financial Statements

(a)	As investment Division had no investments until 2021, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.

B
The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlaying fund in which the Division invests.

C
The Expense Ratio considers only the annualized policy expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense and administrative charges, as defined in the Charges and Fees note.

D	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities.

26

FINANCIAL STATEMENTS — STATUTORY BASIS AND SUPPLEMENTARY INFORMATION Venerable Insurance and Annuity Company For the years ended December 31, 2021 and 2020 with Report of Independent Auditors

VENERABLE INSURANCE AND ANNUITY COMPANY
Financial Statements — Statutory Basis
And Supplementary Information
December 31, 2021

Contents
Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103
Report of Independent Auditors

The Board of Directors and Stockholder Venerable Insurance and Annuity Company

Opinion

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

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Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

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•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 30, 2022

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 VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2021	2020
Admitted Assets	(In Thousands)
Cash and invested assets:
Bonds	$8,548,520	$15,518,740
Bonds - securities loaned and pledged	—	604,079
Preferred stocks	60,491	117,798
Common stocks	124,195	12,038
Investment in and advances to subsidiaries	1,578,483	1,388,550
Mortgage loans	2,195,274	3,404,838
Contract loans	3,676	4,421
Derivatives	—	995,020
Other invested assets	670,868	500,406
Cash and short term investments	125,942	787,405
Total cash and invested assets	13,307,449	23,333,295

Deferred and uncollected premiums	(51,233)	(52,233)
Accrued investment income	81,200	155,341
Reinsurance balances recoverable	141,219	134,574
Indebtedness from related parties	62,873	1,912
Federal income tax recoverable (including $0 and $0 on realized capital losses at December 31, 2021 and 2020, respectively)	52,149	—
Other assets	10,935	169,702
Separate account assets	25,372,984	25,595,175
Total admitted assets	$38,977,576	$49,337,766

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2021	2020
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$10,189,551	$13,338,068
Deposit type contracts	928,304	2,912,756
Policy and contract claims	(16,516)	(8,846)
Total policy and contract liabilities	11,101,339	16,241,978

Interest maintenance reserve	118,014	219,150
Accounts payable and accrued expenses	9,186	8,942
Reinsurance balances	66,415	2,727,013
Current federal income taxes payable (including $0 and $58,363 on realized capital losses at December 31, 2021 and 2020, respectively)	—	—
Asset valuation reserve	134,248	392,556
Derivatives	—	1,241,056
Net transfers from separate accounts due or accrued	(43,227)	(57,762)
Other liabilities	131,413	283,830
Separate account liabilities	25,372,984	25,595,175
Total liabilities	36,890,372	46,651,938

Capital and surplus:
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	246,451	258,517
Surplus notes	334,879	350,000
Paid in and contributed surplus	1,160,463	1,240,463
Unassigned surplus	342,911	834,348
Total capital and surplus	2,087,204	2,685,828
Total liabilities and capital and surplus	$38,977,576	$49,337,766

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31
	2021	2020
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$(4,618,622)	$3,093
Policy proceeds and dividends left on deposit	26,150	38,652
Net investment income	480,810	1,550,345
Amortization of interest maintenance reserve	(3,284)	17,567
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(1,137,736)	(1,098,962)
Other revenue	27,809	10,126
Total premiums and other revenues	(5,224,873)	520,821

Benefits paid or provided:
Annuity benefits	1,055,864	944,258
Surrender benefits and withdrawals	2,239,392	1,755,437
Interest and adjustments on contract or deposit-type funds	46,119	130,690
Other benefits	89,868	212,855
Decrease in life, annuity, and accident and health reserves	(3,148,513)	(864,015)
Net transfers from separate accounts	(3,291,212)	(2,745,600)
Total benefits paid or provided	(3,008,482)	(566,375)

Insurance expenses and other deductions:
Commissions	148,821	141,143
General expenses	97,210	117,898
Insurance taxes, licenses and fees	3,757	4,096
Other expense (income)	(1,721,629)	(455,071)
Total insurance (income) expenses and other deductions	(1,471,841)	(191,934)
Gain (loss) from operations before federal income taxes and net realized capital losses	(744,550)	1,279,130
Federal income tax expense	(39,431)	(37,000)
Gain (loss) from operations before net realized capital losses	(705,119)	1,316,130
Net realized capital gain (loss)	(563,814)	(1,187,348)
Net income (loss)	$(1,268,933)	$128,782

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2021	2020
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500

Surplus notes:
Balance at beginning of year	350,000	435,000
Surplus notes paid	(15,121)	(85,000)
Balance at end of year	334,879	350,000

Paid-in and contributed surplus:
Balance at beginning and end of year	$1,240,463	$1,240,463
Return of capital	(80,000)	—
Balance at end of year	1,160,463	1,240,463

Special surplus funds:
Balance at beginning of year	258,517	270,583
Amortization of gain on reinsurance	(12,066)	(12,066)
Balance at end of year	246,451	258,517

Unassigned surplus:
Balance at beginning of year	834,348	492,855
Net income (loss)	(1,268,933)	128,782
Change in net unrealized capital gains	589,704	313,615
Change in nonadmitted assets	(517)	(4,601)
Change in reserve due to change in valuation basis	—	(9,761)
Change in asset valuation reserve	258,309	(54,542)
Dividends to stockholder	(70,000)	(32,000)
Balance at end of year	342,911	834,348

Preferred capital stock held in treasury balance at beginning and end of year	—	—
Total capital and surplus	$2,087,204	$2,685,828

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2021	2020
	(In Thousands)
Operating Activities
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$1,329	$5,108
Net investment income received	430,986	1,647,276
Commissions and expenses paid	2,740	77,552
Benefits paid	(3,258,646)	(3,995,241)
Net transfers from separate accounts	3,692,570	2,725,158
Miscellaneous income	68,762	88,074
Net cash (used in) provided by operations	937,741	547,927

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	4,936,089	5,430,299
Stocks	77,435	89,703
Mortgage loans	461,361	236,156
Other invested assets	62,982	36,287
Miscellaneous proceeds	(15,720)	25,072
Total investment proceeds	5,522,147	5,817,517
Cost of investments acquired:
Bonds	3,558,765	4,893,125
Stocks	76,683	52,044
Mortgage loans	24,454	97,776
Other invested assets	503,232	122,497
Net gain (loss) on derivatives	—	1,301,071
Miscellaneous applications	531,958	(11,696)
Total cost of investments acquired	4,695,092	6,454,817
Net decrease in contract loans	745	873
Net cash provided by (used in) investment activities	827,800	(636,427)

Financing and Miscellaneous Activities
Other cash provided (applied):
Surplus notes	(415,121)	(85,000)
Capital and paid-in surplus, less treasury stock	(1,329,505)	—
Borrowed funds	—	(10,000)
Net deposits (withdrawals) on deposit type contracts	(11,711)	160,058
Dividends paid to stockholder	(70,000)	(32,000)
Funds withheld under reinsurance treaty	—	—
Other cash provided (applied)	(600,667)	116,737
Net cash provided by (used in) financing and miscellaneous activities	(2,427,004)	149,795
Net increase (decrease) in cash and short-term investments	(661,463)	61,295
Cash and short-term investments:
Beginning of year	787,405	726,110
End of year	$125,942	787,405

The accompanying notes are an integral part of these financial statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

1.	Organization and Significant Accounting Policies

Venerable Insurance and Annuity Company (“VIAC” or the “Company”), is domiciled in Iowa and is a direct, wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable Holdings”), a holding company domiciled in the state of Delaware. Venerable Holdings acquired certain assets of Voya Financial, Inc., including all of the shares of the capital stock of the Company (formerly known as Voya Insurance and Annuity Company) and VIAC Services Company (“VSC”) and all of the membership interest of Directed Services LLC (“DSL”) (collectively, the “VIAC Acquisition”) on June 1, 2018.

Effective June 1, 2021 the Company acquired 100% of the issued and outstanding capital stock of Corporate Solutions Life Reinsurance Company (“CSLR”), an insurance company domiciled in the State of Delaware, from Equitable Holdings, Inc., a corporation organized under the laws of the State of Delaware, as seller (the “CSLR Acquisition”). For Federal income tax purposes, the parties elected to treat the CSLR Acquisition as an asset sale and purchase by making the election under Internal Revenue Code section 338(h)(10). See Note 10 Income Taxes, for additional information. In connection with the closing of the CSLR Acquisition, CSLR assumed certain variable annuity contracts of Equitable Financial Life Insurance Company, a New York-domiciled insurance company, through a reinsurance agreement. Additionally, in connection with the closing of the CSLR Acquisition, the Company recaptured the deferred variable annuity business previously reinsured to Rocky Range, Inc., its Arizona pure captive reinsurer, effective June 1, 2021. The Company entered into a reinsurance agreement with CSLR, its wholly-owned subsidiary, under which the Company cedes its deferred variable annuity business and payout annuity business to CSLR, effective June 1, 2021.

On November 15, 2021, CSLR, the Company’s subsidiary, entered into a Principal Transaction Agreement by and among CSLR, John Hancock Life Insurance Company (USA), an insurance company domiciled in Michigan (“John Hancock”), and Venerable Holdings, pursuant to which CSLR agreed to reinsure certain variable annuity contracts from John Hancock through a reinsurance agreement, with John Hancock retaining administration of such reinsured contracts (the “JHUSA Transaction”). CSLR is the reinsurer in this transaction, and, other than Venerable Holdings, CSLR, and John Hancock, no other legal entities are involved in this transaction, including the Company. The JHUSA Transaction closed and the reinsurance agreement became effective on February 1, 2022.

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company ceased the issuance of new fixed and indexed annuity products in 2018, ceased the issuance of new variable annuity products in 2010, and ceased the issuance of new life insurance policies in 2001, placing them in run-off. New amounts may continue to be deposited as add-on premiums to certain existing contracts. The Company has a significant concentration of reinsurance. See, “Reinsurance” in the Notes to Financial Statements for further discussion of the Company’s reinsurance arrangements.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Recently Adopted Accounting Principles

Effective January 1, 2020, the Company elected to adopt in full, a change in reserve valuation basis as described in Statements of Statutory Accounting Principles (“SSAP”) No. 51R - Life Contracts (“SSAP No. 51R”) for its variable annuity reserves. This change in valuation basis impacts annuities reserves written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (“CARVM”) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Actuarial Guideline 43 CARVM for variable annuities (“AG43”). The amount of full adoption as of the effective date was

$9.8, and was recognized in unassigned funds.

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2021.

Unusual or Infrequent Events

On January 30, 2020, the World Health Organization (“WHO”) declared that the coronavirus disease 2019 (“COVID-19”) outbreak was a global health emergency. On March 11, 2020, the WHO raised the COVID-19 outbreak to “pandemic” status. Between that time and the issuance of these financial statements, many cities, states, and countries issued and revised shelter in place orders requesting or requiring citizens to remain at home. These orders also included restrictions on travel, closures of businesses, and restrictions on those businesses allowed to remain open. Many of these orders remain in place as of the financial statement issuance date. To date, more than 900,000 Americans and more than five million people globally have died from COVID-19. The Company can experience losses resulting from the payment of greater than anticipated death benefits as a result of an increase in the national mortality rate from events such as COVID-19. Additionally, the Company can experience losses in its investment portfolio as a result of volatile markets. Though volatility has persisted in financial markets since March 2020, the major stock indices all trade significantly higher as of the financial statement issuance date compared with pre-COVID-19 levels. Market recovery is largely attributable to unprecedented fiscal stimulus including emergency relief from the United States federal government in excess of $3 trillion to date, and anticipation for additional fiscal stimulus as proposed by the Biden administration. Through the issuance of these financial statements, COVID-19 has not resulted in a material adverse impact to the Company’s financial statements. The extent of any future impact of the COVID-19 pandemic on the Company’s business and its financial and operational performance will depend on future developments, including (i) the duration, spread, severity, and any recurrence of the COVID-19 pandemic, including through any new variant strains of the underlying virus; (ii) the effectiveness and availability of vaccines; (iii) the duration and scope of related federal, state, and local government orders and restrictions; and (iv) the impact of the COVID-19 pandemic on financial markets, all of which are highly uncertain and cannot be predicted.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners (“NAIC”).

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

•	The length of time and the extent to which the fair value has been below cost.
•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•	The Company’s intent to sell the security prior to its maturity at an amount below its carrying value.
•	The Company’s intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an other-than-temporary impairment (“OTTI”) is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve (“IMR”) and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including mortgage backed securities/collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option (“FVO”). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis , an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86, Derivatives (“SSAP No. 86”) for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. The Company has deemed that none of its derivatives meet the requirements for an effective hedge.

Under U.S. GAAP, the Company recognizes derivatives at fair value with the change in value recorded in earnings as realized gain or loss, consistent with requirements for ineffective hedges. Similar to SSAP No. 86,

U.S. GAAP allows separation of effective and ineffective hedges; however, the Company does not consider any of its hedges effective for U.S. GAAP.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company recognizes mortgage loans at fair value with unrealized gain or loss recorded in surplus.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation method (“CRVM”) using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners’ Annuity Reserve Valuation method (“CARVM”) using statutory rates for mortality and interest.

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally past due agents’ balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non-admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Under U.S. GAAP, all assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment (“MVA”) and Collared Annuity Product (“CAP”) separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company’s general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of cost or fair value.

Loan-backed securities are stated at either amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan–backed and structured securities. For certain securities, the prospective adjustment methodology is utilized, including interest-only securities and securities that have experienced an other-than-temporary impairment (“OTTI”).

Preferred stocks are stated in accordance with SSAP No. 32, Preferred Stock.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Common stocks are stated at fair market value. Federal Home Loan Bank (“FHLB”) common stock is priced at par value.

Short-term investments are stated at amortized cost.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

Derivative Instruments

As a result of the CSLR Acquisition and the concurrent reinsurance transactions, the Company transferred its derivative instruments to its wholly-owned subsidiary, CSLR, effective June 1, 2021. The Company’s use of derivative instruments for the period ended May 31, 2021 and as of December 31, 2020 is described below.

The Company entered into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company had acquired or incurred. The Company entered into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument were carried at amortized cost. The replication practices were in accordance with SSAP No. 86 hedge accounting practices. The Company also entered into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps were designated as cash flow hedges in accordance with SSAP No.

86 hedge accounting practices and were carried at amortized cost. The Company did not receive hedge accounting treatment for any other derivative transactions.

The Company entered into the following types of derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps were used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments were made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company either received a payment (purchased credit protection) or were required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilized these contracts in replication relationships for sold credit protection and non-qualifying relationships for purchased credit protection.

Equity Contracts:

Futures: Futures contracts were used to hedge against a decrease in certain equity indices. Such decreases may have resulted in a decrease in variable annuity account values which would have increased the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company entered into exchange traded futures with regulated futures commissions that were members of the exchange. The Company also posted initial and variation margins, with the exchange, on a daily basis.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Options: The Company used options to manage the equity and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed benefits. The Company may have paid or received upfront premium to enter into these options. The Company utilized these options in non-qualifying hedging relationships.

Total return swaps: The Company used total return swaps as a hedge against a decrease in variable annuity account values, which were invested in funds holding equity instruments. Using total return swaps, the Company agreed with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash was exchanged at the onset of the contracts. Cash was paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Variance swaps: The Company used variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility may have resulted in a higher valuation of such liabilities and may also have prospectively increased the cost of hedging equity risk with options. In an equity variance swap, the Company agreed with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilized equity variance swaps in non-qualifying hedging relationships.

Foreign Exchange Contracts:

Foreign exchange swaps: The Company used foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represented contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilized these contracts in non-qualifying hedging relationships.

Currency forwards: The Company utilized currency forward contracts to hedge currency exposure related to its invested assets. The Company utilized these contracts in non-qualifying hedging relationships.

Interest Rate Contracts:

Interest rate swaps: Interest rate swaps were used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities and to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Interest rate swaps were also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agreed with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions were entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilized these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company used swaptions to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. The Company paid or received a premium when it purchased the swaption. The Company utilized these contracts in non-qualifying hedging relationships.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Total return swaps: The Company used total return swaps to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Using total return swaps, the Company agreed with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash was exchanged at the onset of the contracts. Cash was paid and received over the life of the contract based upon the terms of the swaps. The Company utilized these contracts in non-qualifying hedging relationships.

Futures: The Company used interest rate futures contracts to hedge interest rate risks associated with certain variable annuity minimum guaranteed benefits and CMO-B portfolio. Changes in the general level of interest rates could result in the potential for adverse changes in the portfolio and/or certain variable annuity minimum guaranteed benefits. The Company entered into exchange traded futures with regulated futures commissions that were members of the exchange. The Company also posted initial and variation margins, with the exchange, on a daily basis. The Company utilized exchange-traded futures in non-qualifying hedging relationships.

Interest rate caps and floors: The Company used interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps were also used to hedge interest rate exposure if rates rise above a specified level. The Company used interest rate floor contracts to hedge interest rate exposure if rates decreased below a specified level. The Company paid an upfront premium for these caps and floors. The Company utilized these contracts in non-qualifying hedging relationships.

Other Accounting Practices

Contract Loans: Contract Loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 1.00% to 13.25% for 2021.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $17.3 and $59.3 at December 31, 2021 and 2020, respectively. Reserves to cover the above insurance were immaterial at December 31, 2021 and 2020, respectively.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Participating Insurance: Participating business approximates less than 18% of the Company’s life insurance in force. For the year ended December 31, 2021, premiums on participating policies were $4.8, or less than 31% of premium income, as compared to $5.1, or less than 31% of premium income in 2020. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $6.8 was incurred in 2021, as compared to $7.1 in 2020. In connection with the VIAC Acquisition described in Note 1, all of the participating business and related results are 100% ceded to ReliaStar Life Insurance Company, (“RLI”), a subsidiary of Voya Financial, Inc.

Benefit Plans: VIAC Services Company (“VSC”) created and sponsors the Venerable 401(k) Savings Plan (“Venerable Savings Plan”), which is a tax qualified defined contribution plan for substantially all its employees. The Company’s workforce in its entirety is directly employed by VSC and not by the Company itself, and amounts are allocated to the Company for this contributory retirement plan.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2021	2020
	(In Thousands)
Healthcare and other amounts receivable	8,561	7,306
Other	4,044	4,782
Total nonadmitted assets	$12,605	$12,088

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2021. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2021.

Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 - Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) is followed. This guideline interprets how to apply the CARVM. The result under the average of the most severe 30% randomly generated stochastic scenarios is held as the reserve. Additionally, two sets of assumptions are used, and the reserve is based on the greater of the two.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The first is the “Standard Projection”, which largely uses a prescribed set of assumptions, and the second uses Company prudent best estimate assumptions. Both reinsurance and hedging are also reflected. Taxes are not incorporated. For the stochastic scenarios, equity market returns must meet a calibration test.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account (“MVA”), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See Note 3 for details related the Company’s prescribed practices related to the MVA.)

2.	Business Combinations and Goodwill

The Company purchased 100% of the issued and outstanding capital stock of CSLR on June 1, 2021. CSLR is a reinsurance company authorized to operate in 49 states and the District of Columbia, and primarily reinsures variable annuity guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) riders.

The transaction was accounted for as a statutory purchase under SSAP No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Goodwill represents the excess of what the Company paid to acquire CSLR over the fair value of CSLR’s net assets at the acquisition date. The Company has elected to amortize goodwill into surplus over ten years in accordance with SSAP No. 68. On a quarterly basis, the Company compares goodwill to VIAC’s total surplus to determine if any goodwill should be non-admitted in compliance with SSAP No. 68’s non-admission requirement for goodwill in excess of 10% of the acquiring company’s surplus. The table below reflects goodwill at the acquisition date and as of December 31, 2021:

1	2	3	4	5
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill
		(In Thousands)
CSLR	06/01/2021	$215,580	$121,269	$121,269

1	6	7	8	9
Purchased entity	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill Col. 6/Col. 8
		(In Thousands)
CSLR	$114,195	$7,074	$1,692,428	6.7%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The subcomponents and calculation of adjusted surplus and total admitted goodwill as of December 31, 2021 is as follows:

	Calculation of Limitation Using Prior Current Quarter Numbers	Current Reporting Period
	(In Thousands)
(1) Capital & Surplus	2,099,011	XXX
Less:
(2) Admitted Positive Goodwill	117,227	XXX
(3) Admitted EDP Equipment & Operating System Software	—	XXX
(4) Admitted Net Deferred Taxes	—	XXX
(5) Adjusted Capital and Surplus	1,981,784	XXX
(6) Limitation on amount of goodwill (adjusted capital and surplus times 10% goodwill limitation)	198,178	XXX
(7) Current period reported Admitted Goodwill	XXX	114,195
(8) Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus	XXX	5.8%

3.	Permitted and Prescribed Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division (“Commissioner”) has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

For the years ended December 31, 2021 and 2020, the Company had no such permitted accounting practices. For information on the permitted accounting practices of the Company’s wholly-owned subsidiary, Rocky Range, Inc. (“Rocky Range”), see “Reinsurance” in the Notes to Financial Statements.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

MVA Prescribed Practice
The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account (“MVA”) at amortized cost instead of fair value as required by SSAP No. 56, Separate Accounts (“SSAP No. 56”). The impact to the Company’s capital and surplus as a result of this prescribed practice was a decrease of $10.4 as of December 31, 2021 and a decrease of $11.4 as of December 31, 2020. The Company’s net loss was increased by $1.0 for the year ended December 31, 2021 and net income was increased by $3.4 for the year ended December 31, 2020 as a result of the prescribed practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

Quasi-Reorganization Permitted Practice
On May 8, 2013, the Company, with the permission of the Commissioner, restated the gross paid-in and contributed surplus and the unassigned funds components of surplus, as of December 31, 2012, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The restatement resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $1,659.0. This permitted practice had no impact on net income, total capital and surplus or risk-based capital.

The Company’s risk-based capital would not have triggered a regulatory event had the Company not used any of these prescribed practices.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

4.	Investments

Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,777	$2	$60	$9,719
States, municipalities, and political subdivisions	120,159	12,312	6	132,464
Foreign other (par value - $2,800,402)	2,806,407	135,789	8,534	2,933,662
Foreign government (par value - $100,761)	108,247	5,974	1,026	113,196
Corporate securities	3,989,348	370,165	8,694	4,350,818
Residential mortgage backed securities	165,602	22,939	100	188,442
Commercial mortgage backed securities	188,665	5,347	3,095	190,917
Other asset backed securities	1,160,058	22,847	7,753	1,175,151
Total bonds	8,548,263	575,375	29,268	9,094,369
Preferred stocks	59,759	1,983	839	60,903
Common stocks	10,000	—	—	10,000
Total equity securities	69,759	1,983	839	70,903
Total	$8,618,022	$577,358	$30,107	$9,165,272

At December 31, 2020
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$1,105,007	$82,255	$15,026	1,172,236
States, municipalities, and political subdivisions	240,224	38,607	4	278,827
Foreign other (par value - $4,296,860)	4,284,392	420,562	20,715	4,684,240
Foreign government (par value - $165,599)	171,359	25,179	63	196,475
Corporate securities	7,084,108	1,192,353	10,938	8,265,522
Residential mortgage backed securities	1,022,781	177,486	3,281	1,196,986
Commercial mortgage backed securities	961,047	66,304	36,230	991,121
Other asset backed securities	1,250,042	28,761	11,905	1,266,898
Total bonds	16,118,960	2,031,507	98,162	18,052,305
Preferred stocks	117,798	9,658	358	127,098
Common stocks	11,495	543	—	12,038
Total equity securities	129,293	10,201	358	139,136
Total	$16,248,253	$2,041,708	$98,520	$18,191,441

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2021	2020
	(In Thousands)
Cost or amortized cost	$8,548,263	$16,118,960
Adjustment for FX and below investment grade bonds	(258)	3,858
Carrying value	$8,548,005	$16,122,818

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2021
Fair value	$1,471,140	$244,463	$135,666	$1,851,269
Unrealized loss	16,051	6,760	6,458	29,269

At December 31, 2020
Fair value	$717,454	$1,105,507	$431,989	$2,254,950
Unrealized loss	30,943	50,778	16,441	98,162

The amortized cost and fair value of investments in bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$ 337,516	$ 342,292
Due after 1 year through 5 years	1,491,146	1,580,446
Due after 5 years through 10 years	2,049,349	2,176,840
Due after 10 years	3,155,926	3,440,282
	7,033,937	7,539,860
Residential mortgage-backed securities	165,602	188,442
Commercial mortgage-backed securities	188,665	190,917
Other asset-backed securities	1,160,058	1,175,151
Total	$ 8,548,262	$ 9,094,370

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

 (Dollar amounts in millions, unless otherwise stated)

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2021 and 2020.

The following table summarizes the Company’s indirect exposure through other investments as of December 31, 2021 and 2020, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2021	(In Thousands)
Residential mortgage-backed securities	$44,291	$44,063	$47,738	$(819)
Structured securities	3,874	1,723	9,574	—
Total	$48,165	$45,786	$57,312	$(819)

December 31, 2020
Residential mortgage-backed securities	$80,868	$79,362	$85,566	$(581)
Structured securities	57,056	51,731	74,235	—
Total	$137,924	$131,093	$159,801	$(581)

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2021 and 2020.

The following table shows prepayment penalty and acceleration fees at December 31, 2021 and 2020:

	General Account	Separate Account
December 31, 2021	(In Thousands)
Number of CUSIPs	73	8
Aggregate Amount of Investment Income	$37,446	$528

December 31, 2020
Number of CUSIPs	69	3
Aggregate Amount of Investment Income	$16,089	$192

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company’s mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for mortgage loans initiated during 2021 were 3.30% and 7.87%, respectively.

The Company did not have any taxes, assessments and any amounts advanced and not included in the mortgage loan total as of December 31, 2021 and 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

During 2021, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75% on commercial properties.

The following table shows an age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2021 and 2020:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)
December 31, 2021
Recorded investment (all)
Current	$—	$—	$—	$—	$2,195,274	$—	$2,195,274
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	2,188,752	$—	2,188,752

December 31, 2020
Recorded investment (all)
Current	$—	$—	$—	$—	$3,404,838	$—	$3,404,838
60-89 Days Past Due	—	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$3,038,345	$—	$3,038,345

The Company had the following investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2021 and 2020:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
a. 2021
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	—	$—
2. No Allowance for Credit Losses	—	—	—	—	—		—
3. Total (1+2)	—	—	—	—	—		—
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

b. 2020
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	—	$—
2. No Allowance for Credit Losses	—	—	—	—	4,254	—	4,254
3. Total (1+2)	—	—	—	—	4,254	—	4,254
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—		—	—	—	—

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2021
Average recorded investment	$—	$—	$—	$—	$—	$—	$—
Interest income recognized	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

December 31, 2020
Average recorded investment	$—	$—	$—	$—	$4,254	$—	$4,254
Interest income recognized	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2021 and 2020.

The Company has no mortgage loans derecognized as a result of foreclosure as of December 31, 2021 and 2020.

Real Estate

The Company did not have any real estate transactions as of December 31, 2021 and 2020.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2021	2020
	(In Thousands)
Realized capital (losses) gains	$(484,377)	$(997,408)
Amount transferred to IMR (net of related taxes of $3,319 in 2021, $40,655 in 2020)	(40,007)	(152,940)
Federal income tax benefit (expense)	(39,431)	(37,000)
Net realized capital (losses) gains	$(563,815)	$(1,187,348)

Realized capital losses include losses of $55.8 and $11.4 related to securities that have experienced other-than-temporary declines in value during 2021 and 2020, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $4.9 billion and $5.4 billion in 2021 and 2020, respectively. Gross gains of $975.2 and $283.0 and gross losses of $69.5 and $62.0 during 2021 and 2020, respectively, were realized on those sales. A portion of the gains and losses realized in 2021 and 2020 has been deferred to future periods in the IMR. In addition, gross losses of $201.4 and gross losses of $1,207.0 during 2021 and 2020, respectively, were due to the impact of derivatives.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company did not recognize any other-than-temporary impairments (“OTTI”) in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery as of the year ended December 31, 2021 and 2020.

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, as of December 31, 2021:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary Impairment	Fair Value at Time of OTTI
			(In Thousands)
41161UAC6	$2,300	$2,160	$140	$2,160	$2,160
2254582J6	246	176	70	176	176
05949CMU7	1,838	1,803	36	1,803	1,803
86359DBX4	406	374	32	374	374
46631JAA6	1,000	968	32	968	968
2254582C1	298	276	23	276	276
17326CBE3	289	262	27	262	262
94983JAC6	398	391	7	391	391
17307GZK7	189	184	5	184	184
36185MAD4	229	225	5	225	225
00075WAP4	307	297	10	297	297
Total	XXX	XXX	$387	XXX	XXX

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0.4 and $3.1 in 2021 and 2020, respectively.

The following table shows for the years ended December 31, 2021 and 2020, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2021
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$12,290	$1,025,943
Greater than 12 months	4,338	124,748
Total	$16,628	$1,150,691

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

	December 31, 2020
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$53,771	$1,130,640
Greater than 12 months	8,294	281,952
Total	$62,065	$1,412,592

Repurchase Agreement Transactions Accounted for as Secured Borrowing

The Company participates in short-term repurchase agreements with financial institutions in order to enhance liquidity (“Repo”). The associated liability is recorded at the amount of cash received. The ratio of the collateral held to the estimated fair value of the securities pledged is monitored throughout the duration of the transaction and additional collateral is obtained as necessary. The Company has access to multiple sources of liquidity to draw upon to ensure the return of the repurchase collateral. The Company activated its use of the Repo program beginning in the second quarter of 2020. As of December 31, 2021 and 2020, the Company did not have any amounts outstanding under repurchase agreements. The following shows Repo activity that occurred during the year ended December 31, 2021:

Type of Repo Trades Used

	1	2	3	4
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a - Bilateral (YES/NO)	YES	YES	NO	NO
b - Tri-Party (YES/NO)	NO	NO	NO	NO

Original (Flow) & Residual Maturity

FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER
(In Thousands)
a. Maximum Amount
1. Open – No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$365,000	$365,000 $	$—	$—
5. > 1 Month to 3 Months	$—	$—	$—	$—
6. > 3 Months to 1 Year	$—	$—	$—	$—
7. > 1 Year	$—	$—	$—	$—

b. Ending Balance
1. Open – No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$365,000	$—	$—	$—
5. > 1 Month to 3 Months	$—	$—	$—	$—
6. > 3 Months to 1 Year	$—	$—	$—	$—
7. > 1 Year	$—	$—	$—	$—

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Securities “Sold” Under Repo - Secured Borrowing

	FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER
		(In Thousands)
a. Maximum Amount
1. BACV	XXX	XXX	XXX	XXX
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3. Fair Value	$379,551	$386,091	$—	$—

b. Ending Balance
1. BACV	XXX	XXX	XXX	XXX
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3. Fair Value	$379,551	$—	$—	$—

Collateral Received - Secured Borrowing

	FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER
		(In Thousands)
a. Maximum Amount
1. Cash	$365,000	$365,000	$	— $	—
2. Securities (FV)	$—	$—	$	— $	—

b. Ending Balance
1. Cash	$365,000	$—		$—	$—
2. Securities (FV)	$—	$—		$—	$—

Liability to Return Collateral - Secured Borrowing (Total)

	FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER
		(In Thousands)
a. Maximum Amount
1. Cash (Collateral -All)	$365,000	$365,000	$	— $	—
2. Securities Collateral (FV)	$—	$—	$	— $	—

b. Ending Balance
1. Cash	$365,000	$—		$—	$—
2. Securities (FV)	$—	$—		$—	$—

Impairments on Joint Ventures, Partnerships, and Limited Liability Companies

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The Company did not have any impairments for the years ended December 31, 2021 and 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Investment Income

Major categories of net investment income are summarized as follows:
	Year ended December 31
	2021	2020
	(In Thousands)
Income:
Bonds	$556,906	$772,692
Mortgage loans	128,248	152,137
Equity securities	4,658	6,909
Subsidiary	(3,031)	44,973
Contract loans	214	278
Derivatives	(243,546)	567,615
Other	73,101	54,120
Total investment income	516,550	1,598,724
Investment expenses	(35,740)	(48,379)
Net investment income	$480,810	$1,550,345

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company’s liquidity strategy. The Company has determined the estimated maximum borrowing capacity as $11.7 billion at December 31, 2021. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held by the Company is as follows:

	2021			2020
	General Account	Separate Account	Total	General Account	Separate Account	Total
			(In Thousands)
Membership stock - Class A	$—	$—	$—	$—	$—	$—
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Aggregate total	$10,000	$—	$10,000	$10,000	$—	$10,000

The actual collateral as determined by the Company is $0.0 and $616.5 at December 31, 2021 and 2020, respectively.

All FHLB membership stock is not eligible for redemption.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
			(In Thousands)
As of December 31, 2021
General account	$—	$—	$—	$734,195	$654,182	$—
Separate account	—	—	—	—	—	—
Total	$—	$—	$—	$734,195	$654,182	$—

As of December 31, 2020
General account	$753,316	$662,772	$—	$1,315,054	$1,248,423	$560,000
Separate account	—	—	—	—	—	—
Total	$753,316	$662,772	$—	$1,315,054	$1,248,423	$560,000

The Company did not have any amount borrowed from the FHLB at December 31, 2021 and 2020.

The maximum amount the general account borrowed from FHLB during the years ended December 31, 2021 and 2020 was $365.0 and $560.0, respectively.

The effective rate at which interest accrued on the amount borrowed from the FHLB ranged between 0.28% and 0.31% for the year ended December 31, 2021, and between 0.34% and 1.84% for the year ended December 31, 2020. The Company paid $0.0 and $0.1 in interest for the years ended December 31, 2021 and 2020, respectively.

The Company does not have any outstanding FHLB borrowings at December 31, 2021, and therefore is not currently subject to prepayment penalties.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2021:

Gross (Admitted &Nonadmitted) Restricted
Restricted Asset Category	General Account		Separate Account	Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	Total Assets	Supporting Separate Account Activity*	Supporting General Account Activity**
(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	—%	—%

Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—%	—%

Subject to repurchase agreements	—	—	—	—	—	—	—	—	—%	—%

Subject to reverse repurchase agreements	—	—		—	—	—	—	—	—%	—%

Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—%	—%

Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—%	—%

Placed under option contracts	—	—	—	—	—	—	—	—	—%	—%

Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—%	—%

FHLB capital stock	10,000	—	—	10,000	10,000	—	—	10,000	0.03%	0.03%

On deposit with states	9,923	—	—	9,923	9,905	18	—	9,923	0.03%	0.03%

On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	—%	—%

Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	662,772	(662,772)	—	—	—%	—%

Derivative Pledged Collateral	—	—	—	—	746,669	(746,669)	—	—	—%	—%

Other restricted assets	—	—	—	—	—	—	—	—	—%	—%

Total restricted assets	$19,923	$—	$—	$19,923	$1,429,346	$(1,409,423)	$—	$19,923	0.06%	0.06%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2021.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2020:

Gross (Admitted &Nonadmitted) Restricted
Restricted Asset Category	General Account		Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	Total Assets	Supporting Separate Account Activity*
(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	—%	—%

Collateral held under security lending agreements	—	—	—	—	—	—	—	—%	—%

Subject to repurchase agreements	—	—	—	—	—	—	—	—%	—%

Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%

Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—%	—%

Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%

Placed under option contracts	—	—	—	—	—	—	—	—%	—%

Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—%	—%

FHLB capital stock	10,000	—	10,000	10,400	(400)	—	10,000	0.02%	0.02%

On deposit with states	9,905	—	9,905	11,234	(1,329)	—	9,905	0.02%	0.02%

On deposit with other regulatory bodies	—	—	—	—	—	—	—	—%	—%

Pledged as collateral to FHLB (including assets backing funding agreements)	662,772	—	662,772	589,835	72,937	—	662,772	1.34%	1.34%

Derivative Pledged Collateral	746,669	—	746,669	260,419	486,250	—	746,669	1.51%	1.51%

Other restricted assets	—	—	—	—	—	—	—	—%	—%

Total restricted assets	$1,429,346	$—	$1,429,346	$871,888	$557,458	$—	$1,429,346	2.89%	2.89%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company did not have any collateral received and reflected as assets within its financial statements at December 31, 2021. The following table shows collateral received and reflected as assets at December 31, 2020:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
General Account:	(In Thousands)
a. Cash, Cash Equivalents and Short-Term Investments	$125,587	$125,587	0.53%	0.53%
b. Schedule D, Part 1	—	—	—	—
c. Schedule D, Part 2, Section 1	—	—	—	—
d. Schedule D, Part 2, section 2	—	—	—	—
e. Schedule B	—	—	—	—
f. Schedule A	—	—	—	—
g. Schedule BA, Part 1	—	—	—	—
h. Schedule DL, Part 1	—	—	—	—
i. Other	—		—	—
j. Total collateral Assets ( a+b+c+d+e+f+g+h+i)	$125,587	$125,587	0.53%	0.53%

*j = BACV divided by total assets General Accounts
**j = BACV divided by total admitted assets General Accounts

	Amount	to Total Liabilities*
(In Thousands)
u. Recognized Obligation to return Collateral Asset (General Account)	$—	—%

*u = BACV divided by total liabilities General Account

5.	Derivative Financial Instruments Held for Purposes Other than Trading

As a result of the CSLR Acquisition and the concurrent reinsurance transactions, the Company transferred its derivative financial instruments to its wholly-owned subsidiary, CSLR, effective June 1, 2021. The Company’s derivative financial instruments held for purposes other than trading for the year ended December 31, 2020 is described below.

The Company entered into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company had acquired or incurred. The Company entered into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument were carried at amortized cost. The replication practices were in accordance with SSAP No. 86 hedge accounting practices. The Company also entered into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps were designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices and were carried at amortized cost. The Company has deemed that none of its derivatives meet the requirements for an effective hedge.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company entered into the following types of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company’s use and hedging strategy of derivatives prior to June 1, 2021 is detailed in Note 1.

Upfront fees paid or received on derivative contracts are included on the balance sheet as an asset or liability and are amortized to investment income over the remaining term of the contracts.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statements of operations or deferred into IMR and amortized into investment income.

The Company was exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company did not anticipate nonperformance by any of these counterparties. The amount of such exposure was generally the unrealized gains in such contracts. The Company managed the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over-The-Counter (“OTC”) Derivative International Swaps and Derivatives Association, Inc. (“ISDA”) agreements, the Company may have received from, or delivered to, counterparties, collateral to assure that all terms of the ISDA agreements were met with regard to the Credit Support Annex (“CSA”). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held was used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company were the source of noncash collateral posted, which is reported on the balance sheet.

The table below summarizes the Company’s types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts as of December 31, 2020:

As of December 31, 2020
Collateral Type:	(In Thousands)
Cash
Held-Cleared Contracts	$—
Held/Pledged-OTC Contracts	17,470
Held/Pledged-Cleared Contracts	(467)

Securities
Held	$—
Delivered	604,079

The Company was required to post collateral for any futures contracts that were entered into. The amount of collateral required was determined by the exchange. The Company previously posted cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The Company sold credit default swap protection, in conjunction with other investments, to replicate the income characteristics of otherwise permitted investments. The standard contract was five or seven years. In the event of default of the reference entity, the Company would be required to pay the notional amount of the contract. At December 31, 2021 and 2020, the total amount would be $0.0 and $25.0, respectively.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts on the balance sheet at December 31, 2020:

	Notional Amount	Carrying Value	Fair Value
		(In Thousands)
December 31, 2020
Derivative contracts:
Credit contracts	$25,000	$96	$881
Equity contracts	38,866,165	(244,295)	(244,295)
Foreign exchange contracts	62,637	(2,280)	(2,280)
Interest rate contracts	3,500	443	443
Total derivatives	$38,957,302	$(246,036)	$(245,251)

The Company did not have any net gain or (loss) recognized in unrealized gains or (losses) during the reporting period resulting from derivative instruments that no longer qualify for hedge accounting.

The Company does not have any derivative contracts with financing premiums.

6.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $362.8 and $1,020.6 and an aggregate fair value of $388.8 and $1,073.9 at December 31, 2021 and 2020, respectively. Those holdings amounted to 4.0% and 6.3% of the Company’s investments in bonds and 2.7% and 4.3% of total admitted assets excluding separate accounts, at December 31, 2021 and 2020, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $1.0 and $46.0 with an aggregate fair value of $1.0 and $46.3 at December 31, 2021 and 2020, respectively. The carrying value of these holdings amounted to 0.0% and 0.3% of the Company’s investment in bonds and 0.0% and 0.2% of the Company’s total admitted assets excluding separate accounts, at December 31, 2021 and 2020, respectively.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2021		As of December 31, 2020
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$582,671	26.5%	$126,471	3.7%
50% - 60%	888,363	40.5%	2,820,557	82.9%
60% - 70%	608,613	27.7%	313,839	9.2%
70% - 80%	115,627	5.3%	143,971	4.2%
80% - 90%	—	—%	—	—%
Total	$2,195,274	100.0%	$3,404,838	100.0%
Debt Service Coverage Ratio
Greater than 1.5x	$1,933,259	88.0%	$2,960,801	87.0%
1.25x to 1.5x	81,662	3.7%	150,674	4.4%
1.0x to 1.25x	163,862	7.5%	248,751	7.3%
Less than 1.0x	16,491	0.8%	44,612	1.3%
Not Applicable*	—	—%	—	—%
Total	$2,195,274	100.0%	$3,404,838	100.0%

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

The following table shows the Company’s mortgage loan portfolio diversification by property type:

	As of December 31, 2021		As of December 31, 2020
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Retail	$652,256	29.7%	$844,256	24.8%
Apartments	477,174	21.7%	765,195	22.4%
Office	464,381	21.2%	653,427	19.2%
Industrial	294,226	13.4%	561,067	16.5%
Other	220,778	10.1%	445,610	13.1%
Hotel/Motel	86,459	3.9%	135,283	4.0%
Total	$2,195,274	100.0%	$3,404,838	100.0%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s mortgage loan portfolio diversification by region:

	As of December 31, 2021		As of December 31, 2020
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$477,409	21.8%	$758,602	22.3%
South Atlantic	504,395	23.0%	741,933	21.8%
West South Central	179,726	8.2%	264,391	7.8%
East North Central	273,057	12.4%	418,191	12.3%
Middle Atlantic	425,665	19.4%	520,404	15.3%
Mountain	241,161	11.0%	536,085	15.7%
West North Central	33,750	1.5%	77,455	2.2%
New England	37,898	1.7%	53,331	1.6%
East South Central	22,213	1.0%	34,446	1.0%
Total	$2,195,274	100.0%	$3,404,838	100.0%

The following table shows the carrying value of the Company’s mortgage loan portfolio breakdown by year of origination:

Year of Origination	As of December 31, 2021	As of December 31, 2020
	(In Thousands)
2021	$11,229	$—
2020	73,468	81,498
2019	93,731	148,199
2018	344,345	477,653
2017	244,463	538,391
2016	355,874	635,690
2015	291,631	464,123
2014	304,997	394,322
2013	314,730	366,877
2012 and prior	160,806	298,085
Total	$2,195,274	$3,404,838

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

7.	Reserves

At December 31, 2021, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

A. INDIVIDUAL ANNUITIES

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
				(In Thousands)
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$6,072,826	$124,619	$—	$6,197,445	25.1%
	b. At book value less current surrender charge of 5% or more	864,578	1,291	—	865,869	3.5%
	c. At fair value	—	—	9,782,656	9,782,656	39.6%
	d. Total with market value adjustment or at fair value (total of a through c)	6,937,404	125,910	9,782,656	16,845,970	68.2%
	e. At book value without adjustment (minimal or no charge or adjustment)	4,254,522	27,324	—	4,281,846	17.4%

(2)	Not subject to discretionary withdrawal	3,557,170	—	—	3,557,170	14.4%
(3)	Total (gross: direct + assumed)	14,749,096	153,234	9,782,656	24,684,986	100.0%
(4).	Reinsurance ceded	4,772,251	—	—	4,772,251
(5)	Total (net) (3) - (4)	9,976,845	153,234	9,782,656	19,912,735
(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	502,388	—	—	502,388

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

B. GROUP ANNUITIES

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
				(In Thousands)
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$176,949	$225,660	$—	$402,609	2.6%
	b. At book value less current surrender charge of 5% or more	59	549	—	608	—%
	c. At fair value	—	—	15,106,012	15,106,012	96.8%
	d. Total with market value adjustment or at fair value (total of a through c)	177,008	226,209	15,106,012	15,509,229	99.4%
	e. At book value without adjustment (minimal or no charge or adjustment)	90,831	84	—	90,915	0.6%

(2)	Not subject to discretionary withdrawal	—	—	—	—	—%
(3)	Total (gross: direct + assumed)	267,839	226,293	15,106,012	15,600,144	100.0%
(4).	Reinsurance ceded	88,669	—	—	88,669
(5)	Total (net) (3) - (4)	179,170	226,293	15,106,012	15,511,475
(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	1	—	—	1

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
				(In Thousands)
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$—	$—	$—	$—	—%
	b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c. At fair value	—	—	—	—	—%
	d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—%
	e. At book value without adjustment (minimal or no charge or adjustment)	63,454	—	—	63,454	1.9%

(2)	Not subject to discretionary withdrawal	3,272,468	—	—	3,272,468	98.1%
(3)	Total (gross: direct + assumed)	3,335,922	—	—	3,335,922	100.0%
(4).	Reinsurance ceded	2,407,618	—	—	2,407,618
(5)	Total (net) (3) - (4)	928,304	—	—	928,304
(6)	Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.
Life & Accident & Health Annual Statement:		Amount
		(In Thousands)
(1)	Exhibit 5, Annuities Section, Total (net)	$9,304,262
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	851,752
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	928,304
(4)	Subtotal	$11,084,318

Separate Accounts Annual Statement:
(5)	Exhibit 3, line 0299999, column 2	$25,268,196
(6)	Exhibit 3, line 0399999, column 2	—
(7)	Policyholder dividend and coupon accumulations	—
(8)	Policyholder premiums	—
(9)	Guaranteed interest contracts	—
(10)	Other contract deposit funds	—
(11)	Subtotal	$25,268,196
(12)	Combined total	$36,352,514

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2021 are summarized as follows:

		Account Value	Cash Value	Reserve
		(In Thousands)
A. General Account
(1)	Subject to discretionary withdrawal, surrender values, or policy loans:
	a. Term Policies with Cash Value	$—	$—	$—
	b. Universal Life	210,754	210,753	277,586
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	64,852	324,300	373,783
	h. Variable Life	—	—	—
	i. Variable Universal Life	7,861	7,861	7,861
	j. Miscellaneous Reserves
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	605
	b. Accidental Death Benefits	XXX	XXX	188
	c. Disability - Active Lives	XXX	XXX	1,027
	d. Disability - Disabled Lives	XXX	XXX	1,530
	e. Miscellaneous Reserves	XXX	XXX	8,352
(3)	Total (gross: direct + assumed)	283,467	542,914	670,932
(4)	Reinsurance Ceded	283,467	542,914	670,932
(5)	Total (net) (3) - (4)	—	—	—

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

		Account Value	Cash Value	Reserve
(In Thousands)
B. Separate Account with Guarantees
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
	a. Term Policies with Cash Value	—	—	—
	b. Universal Life	—	—	—
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	—	—	—
	h. Variable Life	—	—	—
	i. Variable Universal Life	—	—	—
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	—	—	—
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	—	—	—

		Account Value	Cash Value	Reserve
(In Thousands)
C. Separate Account Nonguaranteed
(1)	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
	a. Term Policies with Cash Value	$—	$—	$—
	b. Universal Life	—	—	—
	c. Universal Life with Secondary Guarantees	—	—	—
	d. Indexed Universal Life	—	—	—
	e. Indexed Universal Life with Secondary Guarantees	—	—	—
	f. Indexed Life	—	—	—
	g. Other Permanent Cash Value Life Insurance	—	—	—
	h. Variable Life	—	—	—
	i. Variable Universal Life	46,006	45,946	45,939
	j. Miscellaneous Reserves	—	—	—
(2)	Not Subject to Discretionary Withdrawal or No Cash Value:
	a. Term Policies without Cash Value	XXX	XXX	—
	b. Accidental Death Benefits	XXX	XXX	—
	c. Disability - Active Lives	XXX	XXX	—
	d. Disability - Disabled Lives	XXX	XXX	—
	e. Miscellaneous Reserves	XXX	XXX	—
(3)	Total (gross: direct + assumed)	46,006	45,946	45,939
(4)	Reinsurance Ceded	—	—	—
(5)	Total (net) (3) - (4)	46,006	45,946	45,939

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

D.
Life & Accident & Health Annual Statement:	Amount
(In Thousands)
(1) Exhibit 5, Life Insurance Section, Total (net)	$—
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total (net)	—
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	—
(6) Subtotal	$—

Separate Accounts Annual Statement:

(7) Exhibit 3, line 0199999, column 2	$45,939
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal	$45,939
(11) Combined total	$45,939

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 and 2020 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2021
Ordinary renewal	$(51,232)	$(51,232)
Group Life	172	172
Group Annuity	(173)	(173)
Totals	$(51,233)	$(51,233)

December 31, 2020
Ordinary renewal	(52,446)	(52,446)
Group Life	558	558
Group Annuity	(345)	(345)
Totals	$(52,233)	$(52,233)

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

8.	Employee Benefit Plans

The Company’s workforce in its entirety are directly employed by VSC, and not by the Company itself. VSC created and sponsors the Venerable 401 (k) Savings Plan (the “Venerable Savings Plan”). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation (“PBGC”). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $3.5 and $3.3 for the years ended December 31, 2021 and 2020, respectively.

The Company is a party to a deferred compensation plan for eligible employees of VSC and certain other individuals who meet the eligibility criteria. The liability for the deferred compensation commitment for VSC’s employees is held on VSC, and the Company has no legal obligation for benefits under the plan. Amounts allocated to the Company were $0.3 and $0.2 for the years ended December 31, 2021 and 2020, respectively.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

9.	Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2021

Premium, consideration or deposits for the year	$—	$(6)	$43,432	$43,426
Reserves for separate accounts with assets at:
Fair value	$—	$—	$24,934,607	$24,934,607
Amortized cost*	—	379,528	—	379,528
Total separate account reserves	$—	$379,528	$24,934,607	$25,314,135
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$379,528	$—	$379,528
At fair value	—	—	24,934,607	24,934,607
Subtotal	—	379,528	24,934,607	25,314,135
Total separate account aggregate reserves	$—	$379,528	$24,934,607	$25,314,135

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2020

Premium, consideration or deposits for the year	$—	$336	$43,185	$43,521
Reserves for separate accounts with assets at:
Fair value	$—	$—	$25,103,114	$25,103,114
Amortized cost*	—	422,122	—	422,122
Total separate account reserves	$—	$422,122	$25,103,114	$25,525,236
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$422,122	$—	$422,122
At fair value	—	—	25,103,114	25,103,114
Subtotal	—	422,122	25,103,114	25,525,236
Total separate account aggregate reserves	$—	$422,122	$25,103,114	$25,525,236

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2021 and 2020, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2021 and 2020:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)
December 31, 2021
Individual Annuity	$9,795,800	$163,468
Group Annuity	15,126,308	241,407
Individual Life	12,595	—
Group Life	33,406	—
Total	$24,968,109	$404,875

December 31, 2020
Individual Annuity	$9,866,539	$178,057
Group Annuity	15,232,484	276,135
Individual Life	11,227	—
Group Life	30,734	—
Total	$25,140,984	$454,192

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission (“SEC”) totaled $25.4 billion and $25.6 billion as of the years ended December 31, 2021 and 2020, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2021 and 2020.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2021	$166,800
2020	175,289
2019	189,437
2018	199,389
2017	226,722

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2021	$26,078
2020	33,298
2019	31,335
2018	12,084
2017	13,753

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2021	2020
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$44,515	$43,818
Transfers from separate accounts	(3,335,727)	(2,789,418)
Transfers as reported in the Statements of Operations	$(3,291,212)	$(2,745,600)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2021 and 2020, was $25.0 billion and $25.1 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

10.	Federal Income Taxes

Equitable Holdings, Inc. and VIAC elected to treat the sale and purchase of the capital stock of CSLR as an asset sale and purchase by making the election under Internal Revenue Code section 338(h)(10), as described in Note 1. The Company charged goodwill for the purchase price of the shares of capital stock over the statutory surplus and capital of CSLR. The amortization of this statutory goodwill is not deductible for Federal income tax purpose.

The Company treated the cession of its deferred variable annuity business and payout annuity business to CSLR as taxable reinsurance. Consequently, the Company realized net capital gain on investment securities transferred to CSLR. Under the consolidated return regulations – the Company and CSLR join in the filing of consolidated Federal income tax returns – the Company deferred the net capital gain. This deferred intercompany gain gave rise to a significant deferred tax liability.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pays its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of affiliated companies that participate in the filing of the Company’s consolidated federal income tax return:

Venerable Insurance and Annuity Company	Rocky Range, Inc.
Corporate Solutions Life Reinsurance Company

Under the intercompany tax sharing agreement, the Company recorded a payable of $46.4 at December 31, 2021 to its subsidiary CSLR, for its portion of the consolidated federal income taxes. An additional $394.8 due from CSLR was considered forgiven by VIAC and has been recorded as a capital contribution from VIAC to CSLR.

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	(In Thousands)
	2021	2020
Federal tax expense (benefit) on operations	$(39,431)	$(37,000)
Federal tax expense (benefit) on capital gain/losses	39,431	37,000
Total current tax expense (benefit) incurred	$—	$—

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA)  at December 31, 2021 and 2020 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs Statutory Valuation Allowance	$879,599	$—	$879,599	$497,172	$2,014	$499,186	$382,427	$(2,014)	$380,413
Adjustments	539,283	—	539,283	360,330	—	360,330	178,953	—	178,953
Adjusted gross DTAs	340,316	—	340,316	136,842	2,014	138,856	203,474	(2,014)	201,460
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	340,316	—	340,316	136,842	2,014	138,856	203,474	(2,014)	201,460
Gross Deferred tax liabilities	157,068	183,248	340,316	129,825	9,031	138,856	27,243	174,217	201,460
Net Admitted Adjusted Gross DTAs	$183,248	$(183,248)	$—	$7,017	$(7,017)	$—	$176,231	$(176,231)	$—

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2021 and December 31, 2020 are as follows:

		December 31, 2021			December 31, 2020			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	(excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	322,147	XXX	XXX	402,874	XXX	XXX	(80,727)
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	340,316	—	340,316	136,841	2,015	138,856	203,475	(2,015)	201,460
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$340,316	$—	$340,316	$136,841	$2,015	$138,856	$203,475	$(2,015)	$201,460

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2021	2020
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	919.8%	1,390.4%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,147,649	$3,078,385

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$340,316	$—	$136,841	$2,015	$203,475	$(2,015)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$340,316	$—	$136,841	$2,015	$203,475	$(2,015)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Does the Company’s tax-planning strategies include the use of reinsurance?					Yes____	No__X__

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company’s tax planning strategies do not include the use of reinsurance.

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2021	December 31, 2020	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Policyholder reserves	$64,155	$89,117	$(24,962)
Investments	246,406	145,344	$101,062
Deferred acquisition costs	—	1,994	$(1,994)
Compensation and benefits accrual	2,504	2,517	$(13)
Receivables - nonadmitted	2,647	2,539	$108
Tax credit carry-forward	10	6	$4
Net operating loss	562,420	254,078	$308,342
Other (including items <5% of total ordinary tax assets)	1,457	1,577	$(120)
Subtotal	879,599	497,172	382,427
Statutory valuation allowance adjustment	539,283	360,330	178,953
Nonadmitted	—	—	—
Admitted ordinary deferred tax assets	$340,316	$136,842	$203,474
Capital:
Investments	$—	$2,014	$(2,014)
Subtotal	—	2,014	(2,014)
Statutory valuation allowance adjustment	—	—	—
Admitted capital deferred tax assets	$—	$2,014	$(2,014)
Admitted deferred tax assets	$340,316	$138,856	$201,460

Deferred Tax Liabilities
Ordinary:
Investments	$55,897	$63,764	$(7,867)
Policyholder reserves	77,190	66,061	11,129
Other (including items <5% of total ordinary tax liabilities)	23,981	—	23,981
Subtotal	$157,068	$129,825	$27,243
Capital:
Investments	$183,248	$9,031	$174,217
Other (including items <5% of total capital tax liabilities)	—	—	—
Subtotal	183,248	9,031	174,217
Total deferred tax liabilities	$340,316	$138,856	$201,460

Net deferred tax assets/liabilities	$—	$—	$—

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Considering the historical financial information and projections of future taxable losses, we have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2021. As of December 31, 2021 and 2020, the Company had valuation allowances of $539.3 and $360.3, respectively.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:

		Year Ended December 31
		2021		2020
		Amount	Effective Tax Rate	Amount	Effective Tax Rate
		(Amounts In Thousands)
Ordinary income (loss)		$(744,550)		$1,279,130
Capital gain (loss)		(524,383)		(1,150,348)
Total pretax income (loss)		(1,268,933)		128,782
Expected tax expense (benefit) at 21% statutory rate		(266,476)	21.0%	27,044	21.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(23,055)	1.8%	(12,805)	(9.9)%
b.	Interest maintenance reserve	(21,239)	1.7%	28,428	22.0%
c.	Hedge losses	293,178	(23.1)%	(629)	(0.5)%
d.	Reinsurance	(2,534)	0.2%	(2,534)	(2.0)%
e.	Reserve basis change		—%	(2,050)	(1.6)%
f.	Change in valuation allowance	178,953	(14.1)%	(29,133)	(22.6)%
g.	Prior year tax	3,054	(0.2)%	851	0.7%
h.	Intercompany dividend	637	(0.1)%	(9,444)	(7.3)%
j.	Sec 332 liquidation adjustment	(176,808)	13.9%	—	—%
i.	Other	(43)	—%	(13)	—%
Total income tax reported		$(14,333)	1.1%	$(285)	(0.2)%
Current income taxes incurred		$—	—%	$—	—%
Change in deferred income tax*		(14,333)	1.1%	(285)	(0.2)%
Total income tax reported		$(14,333)	1.1%	$(285)	(0.2)%

* Excluding tax on unrealized gains (losses) and other surplus items

The Company is not under examination by any taxing authorities as of the years ended December 31, 2021, and 2020, and 2019, with years 2018, 2019, and 2020 still open for examination.

As of December 31, 2021, the Company’s tax credit carry forwards are as follows:

Year of Expiration	Amount
(In Thousands)
2038	$2
2039	6
2040	2
Total	$10

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2021 the Company’s net operating loss carry forwards originated and expire as follows:

Year of Origination	Year of Expiration	Amount
		(In Thousands)
2018	N/A	$485,273
2019	N/A	656,042
2020	N/A	89,029
2021	N/A	1,447,847

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2021, 2020, and 2019.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2021.

The Company has no unrecorded tax liability as of December 31, 2021 and December 31, 2020.

The Company does not have any nonadmitted state tax credits at December 31, 2021 or 2020. The Company does not have any tax contingencies as of December 31, 2021 and 2020.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2021 and 2020.

11.	Investment in Subsidiaries

The Company has two wholly-owned subsidiaries as of December 31, 2021, Rocky Range, an Arizona pure captive insurance company, and CSLR.

Following the closing of the VIAC Acquisition effective June 1, 2018, Rocky Range became a wholly-owned subsidiary of the Company. In connection with the CSLR Acquisition, the Company recaptured all of the business and liabilities ceded to Rocky Range. As a result of the recapture, the Company and Rocky Range terminated the reinsurance agreement and all agreements then in place related to the reinsurance arrangement, including but not limited to the Funds Withheld Trust Agreement and Reinsurance Credit Trust Agreement, and the related Funds Withheld Trust and Reinsurance Credit Trust accounts. The Company no longer reinsures any business to Rocky Range as of June 1, 2021, and therefore maintains capital of $0.3 (minimum capital of $0.1 is required as prescribed under Arizona Revised Statutes Section 20-1096.03(A)(6)).

The Company purchased 100% of the issued and outstanding capital stock of CSLR on June 1, 2021 in connection with the CSLR Acquisition. CSLR is a reinsurance company authorized to operate in 49 states and the District of Columbia, and primarily assumes deferred variable annuity guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) riders, payout variable annuity contracts, and also assumes smaller blocks of structured settlements, group long-term disability, and ordinary life insurance business.

Pursuant to SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities, the Company reports its investments in Rocky Range and CSLR based on the subsidiary’s statutory surplus.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The carrying value on the Company’s financial statements as of December 31, 2021 and 2020 are as follows:

	December 31
	2021	2020
	(In Thousands)
Rocky Range	$250	$1,388,550
CSLR	$1,578,233	$—
Total carrying value of subsidiaries	$1,578,483	$1,388,550

Summarized financial information of the Company’s subsidiary of Rocky Range for the years ended December 31, 2021 and 2020 are as follows:

	December 31
	2021	2020
	(In Thousands)
Revenues	$626,085 $	962,359
Income (Loss) before net realized gains and losses	(1,568,111)	(7,636)
Net (loss) income	(1,528,815)	(3,551)
Admitted assets	250	3,214,905
Liabilities	—	1,826,355

Summarized financial information of the Company’s subsidiary of CSLR for the year ended December 31, 2021 is as follows:

December 31 2021
(In Thousands)
Revenues	$15,722,107
Income (Loss) before net realized gains and losses	(352,196)
Net income	30,525
Admitted assets	20,868,255
Liabilities	18,965,144

12.	Reinsurance

The Company utilizes reinsurance transactions to reduce its exposure to large losses. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company’s primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company’s ceded reinsurance arrangements reduced / (increased) certain items in the accompanying financial statements by the following amounts:

	December 31
	2021	2020
	(In Thousands)
Premiums	$(162,678)	$81,079
Benefits paid or provided	2,181,296	2,021,353
Policy and contract liabilities at year end	9,279,398	5,597,732

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any assumed premiums for the years ended December 31, 2021 and 2020.

Reinsurance Transactions

In connection with the CSLR Acquisition, the Company recaptured its deferred variable annuity business previously reinsured to Rocky Range, its Arizona pure captive reinsurer, which is a wholly-owned subsidiary of the Company, effective June 1, 2021. As a result, the Company is no longer a party to a captive reinsurance agreement as of December 31, 2021. For the five months ended May 31, 2021 and as of December 31, 2020, the Company ceded, on a funds withheld coinsurance and modified coinsurance basis, certain variable annuity business to Rocky Range, which completes its financial statements on a modified U.S. GAAP basis.

The agreement had the economic impact of ceding 100% of the closed block variable annuity contracts previously issued by the Company, which included contracts with multiple rider guarantees, including minimum accumulation, income, death, and withdrawal benefits policies. Also, as a result of the reinsurance agreement at that time, Rocky Range could use letters of credit, which would not be admitted assets to the Company, to back some or all of the reserves. Under the terms of the agreement, the Company reinsured to Rocky Range on a funds withheld basis, 100% of the general account liabilities of the reinsured policies. The agreement also ceded on a modified coinsurance basis, 100% of the separate account liabilities. Under the modified coinsurance structure the Company retained control and owned all assets contained in the separate account and held separate account reserves.

The amount of reserves held by the captive reinsurer was $0.0 billion as of December 31, 2021 due to the above-noted recapture, and $1.7 billion as of December 31, 2020. The reserving basis was VM-21 for all deferred individual and group variable policies with guaranteed benefits. Rocky Range maintained a variable annuity hedge program prior to the business being recaptured, that was designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products, whose economic costs were primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program was regulatory and rating agency capital and their sensitivities to immediate market movements.

Rocky Range is domiciled in the State of Arizona and under Arizona Insurance Statutes (“ARS”) 20-1098.07(A), the Arizona Department of Insurance and Financial Institutions (“DIFI”) permits a regulatory basis of accounting where a captive insurer may use U.S. GAAP or SSAP to prepare financial statement filings. Rocky Range has elected the U.S. GAAP basis of accounting. When a captive insurer elects to use U.S. GAAP, however, it is required to follow certain prescribed practices required by the DIFI, as follows:

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

1) Reinsurance reserve credits and recoverables are recorded as reductions from gross reserve liabilities, rather than as assets in accordance with U.S. GAAP;
2) Letters of credit (“LOC”) provided as capital funds are recorded as assets and reported at face value;
3) Surplus notes issued are recorded as surplus items in Shareholder’s equity, rather than as a liability in accordance with U.S. GAAP;
4) Fixed assets and prepaid expenses are recorded in Other assets; and
5) Deferred acquisition costs (“DAC”) are recorded as assets, consistent with U.S. GAAP, and are reported in Other assets.

In addition to the above described prescribed practices, Rocky Range has been granted approval by the DIFI to apply the following permitted practices:

1) To make retroactive capital contributions as permitted by SSAP No. 72, and notify the DIFI prior to posting the receivable, if utilized.
2) To record future policy benefit reserves assumed under various reinsurance agreements based on SSAP with an offsetting Sundry asset recorded, which is the excess of the SSAP reserve over the U.S. GAAP reserve.
3) To present the U.S. GAAP deferred gain resulting from its assumption of the business from the Company, net of related federal income taxes, as a separate component of Shareholder’s Equity. Amortization of the deferred liability will be recognized as income over the remaining lives of the underlying reinsured contracts, and the related tax impacts on federal income taxes will be included in income tax expense (benefit), in the Statement of Operations.
4) To hold a receivable in the funds withheld account and modified coinsurance account it establishes for AADE and AARe, respectively. Since the assets withheld by Rocky Range under the two retrocession agreements will be held by VIAC (which is Rocky Range’s direct parent), Rocky Range will continue to take reinsurance reserve credits for the reserves ceded under the two retrocession agreements to the extent the assets are held by VIAC rather than Rocky Range.

The Company is no longer a party to a captive reinsurer agreement, effective June 1, 2021, and therefore did  not take a reserve credit as of December 31, 2021 for any captive reinsurer agreements.

In connection with the CSLR Acquisition, the Company entered into a reinsurance agreement with CSLR, its wholly-owned subsidiary. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its deferred variable annuity business and payout annuity business to CSLR, effective June 1, 2021. As of December 31, 2021, reinsurance balances receivable are $46.8 which are included in Reinsurance balances on the balance sheet. As of December 31, 2021 the Company ceded reserves of $5.6 billion related to this agreement.

The Company reinsures 100% of its previously issued, fixed and fixed indexed annuity contracts to affiliated reinsurers.

The Company entered into a reinsurance agreement with AARe, a Bermuda reinsurer and wholly owned subsidiary of Athene. Under this agreement, the Company cedes on a modified coinsurance basis, an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business, and an eighty percent (80%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company. Under this modified coinsurance agreement, the Company holds all related assets and reserves on the balance sheet, with an additional modco adjustment recorded within reinsurance recoverables representing balances due to or due from AARe. This modco adjustment fluctuates with valuation changes in the related assets and liabilities such that all results are transferred to AARe with no net impact to the Company. As of December 31, 2021, the Company held $11.3 billion in reserves on behalf of AARe, and received $1.1 billion from AARe related to reinsurance activity.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The Company simultaneously entered into a reinsurance agreement with AADE, an insurance company organized under the laws of the State of Delaware and an indirect wholly-owned subsidiary of Athene. Under this agreement, the Company cedes on a coinsurance basis, a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business, and a twenty percent (20%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company. Under this agreement, all assets and liabilities are transferred to AADE and are not presented on the Company’s balance sheet. As of December 31, 2021, the Company ceded reserves of $2.8 billion to AADE, and received $267.1 million from AADE related to reinsurance activity.

The Company reinsures its remaining business to third party reinsurers, in accordance with the VIAC Acquisition described in Note 1. The amount of reserves held was $979.9 and $934.0 as of December 31, 2021 and 2020, respectively. Most notable of which was the reinsurance agreement with ReliaStar Life Insurance Company, an insurance company organized under the laws of the State of Minnesota and an indirect wholly-owned subsidiary of Voya Financial, Inc. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company.

13.	Capital and Surplus

Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital (“RBC”). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer’s policyholder surplus as of the preceding December 31; or (2) the insurer’s net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company’s Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division. In addition, no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without the domiciliary insurance regulator’s prior approval.

A surplus note with a carrying value and par value of $175.0 was issued to Voya Retirement Insurance and Annuity Company, a Connecticut corporation and at the time, an affiliate of the Company, on December 29, 2004 with December 29, 2034 as the date of maturity. Principal payments in the amounts of $15.4 and $22.2 were made on September 24, 2021 and November 1, 2021, respectively. Interest paid for the year ended December 31, 2021 and 2020 was $10.6 and $11.1, respectively. As of December 31, 2021 a total of $188.4 has been paid in interest. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2021 and 2020.

A surplus note with a carrying value and par value of $175.0 was issued to ReliaStar Life Insurance Company (“RLI”), a Minnesota corporation, and at the time, an affiliate of the Company, on December 29, 2004 with December 29, 2034 as the date of maturity. Principal payments in the amounts of $15.4 and $22.2 were made on September 24, 2021 and November 1, 2021, respectively. Interest paid for the year ended December 31, 2021 and 2020 was $10.6 and $11.1, respectively. As of December 31, 2021, a total of $188.4 has been paid in interest. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2021 and 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

A surplus note with a carrying value and par value of $50.0 was issued to Equitable Financial Life Insurance Company, a New York corporation, on June 1, 2021, and an additional $10.0 was issued on December 31, 2021, with June 1, 2041 as the dates of maturity. Interest expense for the period ended December 31, 2021 was $1.4. The interest rate associated with this surplus debenture is 5.00%.

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

The Company paid an ordinary dividend and return of capital distribution in the amounts of $70.0 and $80.0 respectively, for an aggregate amount of $150.0 to its sole shareholder, Venerable Holdings, on November 15, 2021 after providing notice to the Iowa Insurance Division.

The Company paid an ordinary dividend in the amount of $32.0 to its sole shareholder, Venerable Holdings, on July 24, 2020 after providing notice to the Iowa Insurance Division.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

14.	Fair Values of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100, Fair Value (“SSAP No. 100”). Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Derivative financial instruments: Fair values for derivative financial instruments are obtained from third party commercial pricing services or based on prices from market data providers.

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Derivatives are carried at fair value, which is obtained from third party commercial pricing services or based on prices from the market data providers. Derivatives which qualify for special hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:
▪	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪
Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 1, Level 2 or Level 3. The fair value of bonds and other invested assets classified as Level 1 are obtained through unadjusted quoted prices for identical assets or liabilities in an active market. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

Preferred and Common Stocks: Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the balance sheets), which is obtained from third party commercial pricing services or based on prices from market data providers. All derivative instruments are valued based on market observable inputs and are classified as Level 2.

Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2021:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$9,094,369	$8,548,520	$9,718	$8,874,546	$210,104
Preferred stock	60,903	60,491	9,074	40,605	11,224
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	2,301,551	2,195,274	—	—	2,301,551
Policy loans	—	—	—	—	—
Contract loans	3,676	3,676	3,676	—	—
Other invested assets	43,185	37,415	—	43,186	—
Cash, cash equivalents and short-term investments	173,873	173,873	172,870	1,003	—
Derivatives
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Foreign exchange contracts	—	—	—	—	—
Interest rate contracts	—	—	—	—	—
Securities lending reinvested collateral	—	—	—	—	—
Notes receivable from affiliate	—	—	—	—	—
Separate account assets*	25,410,484	25,372,984	25,014,682	325,944	69,858
Total assets	$37,098,041	$36,402,233	$25,210,020	$9,295,284	$2,592,737

Liabilities:
Deposit type contracts	$939,562	$928,304	$—	$—	$939,562
Derivatives
Equity contracts	—	—	—	—	—
Foreign exchange contracts	—	—	—	—	—
Interest rate contracts	—	—	—	—	—
Borrowed money	—	—	—	—	—
Total liabilities	$939,562	$928,304	$—	$—	$939,562

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2021.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2020:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$18,052,305	$16,122,818	$1,152,742	$16,307,132	$592,430
Preferred stock	127,098	117,798	40,863	44,477	41,759
Common stock	12,038	12,038	—	12,026	12
Mortgage loans	3,587,486	3,404,838	—	—	3,587,486
Contract loans	4,421	4,421	4,421	—	—
Other invested assets	80,086	69,546	—	80,086	—
Cash, cash equivalents and short-term investments	856,636	856,606	819,224	37,293	119
Derivatives
Credit contracts	881	96	—	881	—
Equity contracts	994,366	994,366	—	994,366	—
Foreign exchange contracts	115	115	—	115	—
Interest rate contracts	443	443	—	443	—
Separate account assets*	25,652,978	25,595,175	25,146,448	427,681	78,849
Total assets	$49,368,853	$47,178,260	$27,163,698	$17,904,500	$4,300,655

Liabilities:
Deposit type contracts	$3,316,092	$2,912,756	$—	$—	$3,316,092
Derivatives
Equity contracts	1,238,662	1,238,662	—	1,238,662	—
Foreign exchange contracts	2,394	2,394	—	2,394	—
Interest rate contracts	—	—	—	—	—
Borrowed money	—
Total liabilities	$4,557,148	$4,153,812	$—	$1,241,056	$3,316,092

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2020.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
U.S. corporate, state & municipal	$—	$—	$—	$—
Foreign	—	11,911	—	11,911
Preferred stock	9,074	36,601	—	45,675
Common stock	—	10,000	—	10,000
Other Long Term Assets		2,845		2,845
Separate account assets*	24,968,109	—	—	24,968,109
Total assets	$24,977,183	$61,357	$—	$25,038,540

Liabilities:
Derivatives
Equity contracts	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—
Interest rate contracts	—	—	—	—
Total liabilities	$—	$—	$—	$—

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2021. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
US corporate, state & municipal	$—	$3,350	$—	$3,350
Common stock	—	12,026	12	12,038
Derivatives
Equity contracts	—	994,366	—	994,366
Foreign exchange contracts	—	115	—	115
Interest rate contracts	—	443	—	443
Separate account assets*	25,140,982	—	1,690	25,142,672
Total assets	$25,140,982	$1,010,300	$1,702	$26,152,984

Liabilities:
Derivatives
Equity contracts	—	1,238,662	—	1,238,662
Foreign exchange contracts	—	2,394	—	2,394
Interest rate contracts	—	—	—	—
Total liabilities	$—	$1,241,056	$—	$1,241,056

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2020. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2021:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
(In Thousands)
Preferred Stock	—	4	—	—	—	—	—	(4)	—	—

Common Stock	12	—	—	—	—	—	—	(12)	—	—

Separate accounts	1,690	—	—	—		—	—	(1,690)		—
Total Assets	$1,702	$4	$—	$—	$—	$—	$—	$(1,706)	$—	$—

Transfers in and out of Level 3 during the year ended December 31, 2021 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The Company did not have any change in fair value within its Level 3 assets and liabilities for the year ended December 31, 2020.

There were no transfers in and out of Level 3 during the year ended December 31, 2020. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

15.	Commitments and Contingencies

Operating Leases - The Company is party to certain cost-sharing arrangements and service agreements with other affiliated companies. Included in these cost-sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of

$1.3 and $1.7 as of December 31, 2021, and 2020, respectively, under this cost-sharing methodology.

Legal Proceedings - The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/ arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on the Company’s operations or financial position.

Regulatory Matters - As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company’s policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company’s financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgages of $15.0 and $13.9 at December 31, 2021 and 2020, respectively. The Company is also committed to provide additional capital contributions to partnerships of $317.7 and $414.7 at December 31, 2021 and 2020, respectively.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

On June 1, 2021, Kroll Bond Rating Agency (“KBRA”) affirmed an insurance financial strength rating of A- to the Company, and affirmed its debt rating of BBB to the Company’s surplus notes.

On June 25, 2020, KBRA assigned an insurance financial strength rating of A- to the Company, and a debt rating of BBB to the Company’s surplus notes.

On October 28, 2020, in response to the announcement that the Company has entered into an MTA with Equitable Holdings, Inc., KBRA placed the A- insurance financial strength rating and its debt rating of BBB to the Company’s surplus notes on Watch Developing.

The ratings of the Company by the rating agency are based on the rating agency’s specific views of the Company’s financial strength.

16.	Financing Agreements

The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding. The Company did not engage in any lending or borrowing under this agreement during the year ended December 31, 2021, and therefore did not incur any interest expense or receive any interest income. The Company received an immaterial amount of interest income and incurred an immaterial amount of interest expense for the year ended December 31, 2020. As of December 31, 2021, the Company had no outstanding receivable or outstanding payable balance with Venerable Holdings under the reciprocal loan agreement.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

17.	Related Party Transactions

The Company has entered into various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. The Company’s material related party agreements are detailed below:

Investment Management: The Company has entered into an investment advisory agreement with Apollo Insurance Solutions Group (“Apollo ISG”) under which Apollo ISG provides the Company with investment management services. For the year ended December 31, 2021 and 2020, expenses incurred related to this agreement were $35.3 and $39.1, respectively.

Service Agreements: The Company has entered into an inter-company agreement with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the year ended December 31, 2021 and 2020, expenses incurred related to this agreement were $98.0 and $107.5, respectively.

The Company receives a monthly fee from DSL based on annual contractual rates by fund. This fee is calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $52.5 and $49.7 for the years ended December 31, 2021 and 2020, respectively.

The Company has entered into an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company’s annuity contracts and appoint representatives of the broker-dealers as agents. For the periods ended December 31, 2021 and 2020, commissions were incurred in the amounts of $143.3 and $133.6, respectively.

See Note 11 regarding reinsurance agreements with related parties.

Tax Sharing Agreements: See Note 10 for disclosure related to the federal tax sharing agreement.

18.	Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2021 and 2020, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $0.5 and $0.5 as of December 31, 2021 and 2020, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).

A reconciliation of assets recognized is presented below:

	Year ended December 31
	2021	2020
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$528	$623

Decreases current year:
Premium tax offset applied	33	61
Changes in premium tax offset capacity/other adjustments	7	40

Increases current year:
GFA Liability Adjustment to estimate	29	—
Creditable assessments remitted	5	6

Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$522	$528

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2021:

Discount Rate Applied	2.50%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Penn Treaty	$14	$13	$14	$13
Senior American Insurance Company	$4,474	$3,955	$4,474	$3,955

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
N/A	N/A	N/A	N/A	N/A	N/A	N/A

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2020:

Discount Rate Applied	2.50%

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Penn Treaty	$14	$13	$14	$13
Senior American Life Insurance Company	5,642	4,986	5,642	4,986

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Senior American Life Insurance Company	N/A	N/A	N/A	11	0-20	5

19.	Subsequent Events

As described in Note 1, CSLR, the Company’s wholly owned subsidiary, entered into a reinsurance agreement with John Hancock effective on February 1, 2022 when the JHUSA Transaction closed, under which CSLR assumes certain variable annuity contracts from John Hancock. CSLR is the reinsurer in this transaction, and, other than Venerable Holdings, CSLR, and John Hancock, no other legal entities are involved in this transaction, including the Company.

The Company is not aware of any additional events occurring subsequent to December 31, 2021 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2021 through March 30, 2022, the date the statutory financial statements were available to be issued.

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021

(Dollar amounts in millions, unless otherwise stated)

20.	Reconciliation to Statutory Statement

During the preparation of the statutory-basis financial statement for the year ended December 31, 2020, the Company concluded an adjustment was necessary regarding a security payable that did not settle. It was determined that an ending position was carried as of December 31, 2020 that was previously cancelled, and should not have been reflected in the Company’s 2020 Statutory Annual Statement. This cancellation and the corresponding impacts were reflected in the 2020 audited financial statements as of December 31, 2020.

A reconciliation of the amounts previously reported in the Company’s 2020 Statutory Annual Statement as filed with the Iowa Insurance Division for the year ended December 31, 2020, to those reported in the 2020 audited financial statement is as follows:

For the year-ended December 31, 2020

	2020 Annual Statement	Adjustment	2020 Audited Financial Statements
Balance Sheet	(In Thousands)
Assets:
Bonds	$16,272,818	$(150,000)	$16,122,818
Total admitted assets	$49,487,766	$(150,000)	$49,337,766

Liabilities:
Other liabilities	$433,830	$(150,000)	$283,830
Total liabilities	$46,801,938	$(150,000)	$46,651,938

Capital and surplus:
Total Capital and surplus	$2,685,828	$—	$2,685,828
Total liabilities and capital and surplus	$49,487,766	$(150,000)	$49,337,766

For the year ended December 31, 2021, there are no known differences between the Company’s previously reported 2021 Statutory Annual Statement as filed with the Iowa Insurance division and the amounts reported and disclosed herein.

Contents
Supplementary Information

Contents
Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder Venerable Insurance and Annuity Company

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company) as of and for the year ended December 31, 2021 and 2020, and have issued our report thereon dated March 30, 2022, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures, and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

March 30, 2022

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2021
(In Thousands)

Investment Income Earned:
U.S. government bonds	$8,780
Other bonds (unaffiliated)	545,893
Bonds of affiliates	2,233
Preferred stocks (unaffiliated)	4,321
Common stocks (unaffiliated)	337
Common stocks of affiliates	(3,031)
Mortgage loans	128,248
Contract loans	214
Cash on hand and on deposit	2,645
Short-term investments	166
Other invested assets	70,290
Derivative instruments	(243,546)
Gross investment income	$516,550

Mortgage Loans (Book Value):
Commercial mortgages	$2,195,274
Total mortgage loans	$2,195,274

Mortgage Loans by Standing (Book Value):
Good standing	$2,195,274
Total mortgage loans by standing	$2,195,274

Other long-term assets (statement value)	$656,032

Contract loans	$3,676

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$95,082
Common Stocks	1,692,678
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$1,787,760

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2021
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$686,774
Over 1 year through 5 years	2,779,126
Over 5 years through 10 years	2,870,835
Over 10 years through 20 years	1,561,705
Over 20 years	651,084
Total by maturity	$8,549,524
Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$3,905,155
NAIC 2	4,281,569
NAIC 3	332,293
NAIC 4	23,443
NAIC 5	4,913
NAIC 6	2,151
Total by NAIC Designation	$8,549,524
Total bonds and short-term investments publicly traded	$2,918,463
Total bonds and short-term investments privately placed	$5,631,061
Preferred stocks (statement value)	$60,491
Common stocks, including subsidiaries (market value)	$1,702,678
Short-term investments (book value)	$1,004
Cash equivalents	$109,000
Financial options owned (statement value)	$—
Financial options written and in force (statement value)	$—
Financial collar, swap and forward agreements open (statement value)	$—
Financial futures contracts open (current value)	$—
Cash on deposit	$15,938
Life Insurance in Force:
Ordinary	$1,849
Group life	$59
Amount of accidental death insurance in force under ordinary policies	$37

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2021
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$58
Group life	$—
Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$—
Income payable	$93,044
Ordinary-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$81,959
Group-not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Annuities:
Ordinary:
Immediate-amount of income payable	$—
Deferred-fully paid account balance	$14,505,192
Deferred-not fully paid account balance	$6,342,608
Group:
Amount of income payable	$—
Fully paid account balance	$15,235,522
Not fully paid account balance	$176,808
Accident and Health Insurance Premiums in Force:
Ordinary	$—
Group	$—
Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$—
Dividend accumulations-account balance	$—

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

I.	Investment Risk Interrogatories

The Company’s total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2021 is $13.6 billion.

1.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) contract loans:

	Issuer	Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	Common Stock	$1,692,428	12.4%
ii.	AP Tundra Holdings LLC	Bonds	136,613	1.0
iii.	Ace Credit Fund, LP	Bonds	131,412	1.0
iv.	Cayman Universe Holdings LLC	Bonds	120,154	0.9
v.	BlackRock Liquidity Funds - FedFund	Money Market Mutual Fund	109,000	0.8
vi.	AA Infrastructure Fund 1 Ltd	Bonds, Preferred Stock	103,149	0.8
vii.	H&R NNN Pool 3	Commercial Mortgage	97,673	0.7
viii.	SVF II FINCO (CAYMAN) LP	Bonds	69,016	0.5
ix.	Bank of America Corporation	Bonds	57,839	0.4
x.	Vector Limited	Bonds	55,150	0.4

2.	The Company’s total admitted assets held in bonds and short term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2021, are:

Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$3,905,155	28.7%	P/RP-1	$14,815	0.1%
NAIC-2	4,281,569	31.5	P/RP-2	31,697	0.2
NAIC-3	332,293	2.4	P/RP-3	5,912	0.0
NAIC-4	23,443	0.2	P/RP-4	—	—
NAIC-5	4,913	0.0	P/RP-5	—	—
NAIC-6	2,151	0.0	P/RP-6	8,067	0.1
	$8,549,524			$60,491

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

3.
Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $251.1 million which includes unhedged currency exposure of $0 million as of December 31, 2021):

a.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries rated NAIC-1	$2,476,487	18.2%
ii.	Countries rated NAIC-2	164,167	1.2
iii.	Countries rated NAIC-3 or below	57,511	0.4

b.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries Rated NAIC-1:
	Country: Cayman Islands	$1,134,088	8.3%
	Country: United Kingdom	282,807	2.1

ii.	Countries Rated NAIC-2:
	Country: Mexico	53,458	0.4
	Country: Indonesia	32,045	0.2

iii.	Countries Rated NAIC-3 or Below:
	Country: Guernsey	19,461	0.1
	Country: Colombia	13,946	0.1

c.	Aggregate unhedged foreign currency exposure: Not applicable.

d.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating: Not applicable.

e.	The two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: Not applicable.

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

f.	The ten largest non–sovereign (i.e. non–governmental) foreign issues:

	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Cayman Universe Holdings LLC	1	$120,154	0.9%
ii.	AA Infrastructure Fund 1 Ltd	1,6	103,149	0.8
iii.	Vector Limited	2	55,150	0.4
iv.	RR 19 Ltd.	1,2	52,110	0.4
v.	Antares CLO 2018-2, Ltd.	1	38,485	0.3
vi.	Coöperatieve Rabobank U.A.	1,2	36,969	0.3
vii.	HSBC Holdings plc	1,2	32,897	0.2
viii.	Crédit Agricole S.A.	1,2	31,992	0.2
ix.	Severn Trent Water Limited	2	26,000	0.2
x.	Diameter Credit Funding I Ltd	1,2	24,742	0.2

4.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

5.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

6.	Assets held in equity interests are greater than 2.5% of the Company’s total admitted assets.

		Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	$1,692,428	12.4%
ii.	NNN Investor 1 LP	32,141	0.2
iii.	Pretium Olympus JV LP	25,257	0.2
iv.	C-III Recovery Fund III LP	24,800	0.2
v.	Sfr Delos Gp, L.l.c.	21,208	0.2
vi.	Griffis Premium Apartment Fund IV	20,597	0.2
vii.	Apollo Overseas Partners Lux IX	20,574	0.2
viii.	Apollo Tundra SPV	19,325	0.1
ix.	The Bank of New York Mellon Corporation	17,916	0.1
x.	Castlelake Aviation III LP	15,887	0.1

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

8.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

9.	With respect to mortgage loans, the Company’s total admitted assets are as follows:

a.	The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Type/Property	Amount	Percentage of Total Admitted Assets*
i.	H&R NNN Pool 3	$97,673	0.7%
ii.	Twin Spans Business Park, LLC	45,746	0.3
iii.	Renaissance Square	39,484	0.3
iv.	181 Fremont Office Senior Mezz LLC	35,178	0.3
v.	666 5th Avenue	34,712	0.3
vi.	HPA JV Borrower 2019-1 ATH LLC	32,098	0.2
vii.	AON Center	30,000	0.2
viii.	245 Park Avenue Mezz A LLC	29,907	0.2
ix.	Win Ridge Shopping Center-DE LLC	29,528	0.2
x.	Palm Springs Mile Associates, Ltd	27,800	0.2

b.	The Company’s total admitted assets held in the following categories of mortgage loans as of December 31, 2021:

		Amount	Percentage of Total Admitted Assets*
i.	Construction loans	$—	0.0%
ii.	Mortgage loans over 90 days past due	—	—
iii.	Mortgage loans in the process of foreclosure	—	—
iv.	Mortgage loans foreclosed	—	—
v.	Restructured mortgage loans	—	—

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

c.	Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2021:

		Residential		Commercial		Agricultural
	Loan-to-Value	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	above 95%	$—	—%	$—	—%	$—	—%
ii.	91% to 95%	—	—	—	—	—	—
iii.	81% to 90%	—	—	—	0.0	—	—
iv.	71% to 80%	—	—	102,653	0.8	—	—
v.	below 70%	—	—	2,092,621	15.4	—	—
		$—		$2,195,274		$—

10.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company’s total admitted assets.

11.	The Company’s total admitted assets subject to the following types of agreements as of December 31, 2021:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
ii.	Repurchase agreements	—	—	365,000	—	—
iii.	Reverse repurchase agreements	—	—	—	—	—
iv.	Dollar repurchase agreements	—	—	—	—	—
v.	Dollar reverse repurchase agreements	—	—	—	—	—

12.	Amounts and percentages of the Company’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021:

		Owned		Written
		Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	Hedging	$—	—%	$—	—0.0%
ii.	Income generation	—	—	—	—
iii.	Other	—	—	—	—

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2021
(In Thousands)

13.	The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2021:

				Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$50	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	25,000	—	—
iv.	Other	—	—	7,250,723	—	—

14.	The Company’s potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2021:

				Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$50	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	—	—	175,455	—	—

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2021
(In Thousands)

II.	Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total
Long-Term Bonds (Schedule D, Part 1)
U.S. governments	$9,777	0.1%	$9,777	$—	$9,777	0.1%
All Other governments	108,247	0.8%	108,247	—	108,247	0.8%
U.S. states, territories and possessions, etc. guaranteed	37,770	0.3%	37,770	—	37,770	0.3%
U.S. political subdivisions of states, territories and possessions, guaranteed	78,131	0.6%	78,131	—	78,131	0.6%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	4,783	—%	4,783	—	4,783	—%
Industrial and miscellaneous	8,133,771	61.1%	8,133,771	—	8,133,771	61.1%
Hybrid securities	74,618	0.6%	74,618	—	74,618	0.6%
Parent, subsidiaries and affiliates	95,082	0.7%	95,082	—	95,082	0.7%
Unaffiliated Bank loans	6,341	—%	6,341	—	6,341	—%
Total long term bonds	8,548,520	64.2%	8,548,520	—	8,548,520	64.2%
Preferred stocks (Schedule D Part 2, Section 1)				—
Industrial and miscellaenous (Unaffiliated)	60,491	0.5%	60,491	—	60,491	0.5%
Parent, subsidiaries and affiliates	—	—%	—	—	—	—%
Total preferred stocks	60,491	0.5%	60,491	—	60,491	0.5%
Common stocks (Schedule D Part 2, Section 2)
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—%	—	—	—	—%
Industrial and miscellaneous other (Unaffiliated)	10,000	0.1%	10,000	—	10,000	0.1%
Parent, subsidiaries and affiliates Other	1,692,678	12.7%	1,692,678	—	1,692,678	12.7%
Total common stocks	1,702,678	12.8%	1,702,678	—	1,702,678	12.8%
Mortgage loans (Schedule B)				—
Commercial mortgages	2,195,273	16.5%	2,195,273	—	2,195,273	16.5%
Total mortgage loans	2,195,273	16.5%	2,195,273	—	2,195,273	16.5%
Cash, cash equivalents and short-term investments
Cash (Schedule E, Part 1)	15,938	0.1%	15,938	—	15,938	0.1%
Cash equivalents (Schedule E, Part 2)	109,000	0.8%	109,000	—	109,000	0.8%
Short-term investments (Schedule DA)	1,004	—%	1,004	—	1,004	—%
Total cash, cash equivalents and short term investments	125,942	0.9%	125,942	—	125,942	0.9%
Contract loans	3,676	—%	3,676	—	3,676	—%
Derivatives (Schedule DB)	—	—%	—	—	—	—%
Other invested assets (Schedule BA)	656,031	5.0%	656,031	—	656,031	5.0%
Receivables for securities	14,837	0.1%	14,837	—	14,837	0.1%
Other invested assets	—	—%	—	—	—	—%
Total invested assets	$13,307,448	100.0%	$13,307,448	$—	$13,307,448	100.0%

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”), which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes          No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes          No          N/A ☑

2.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes          No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here. If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes          No          N/A ☑

3.
Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes          No ☑

4.
Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2021

Type of contract:	Response:		Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes	No ☑	N/A	Yes	No	N/A ☑
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No ☑	N/A	Yes	No	N/A ☑

5.
Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes          No          N/A ☑

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes          No          N/A ☑

If the answer to item (a) or item (b) was yes, relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP would be disclosed here.

* Excludes separate accounts

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2021

1.	Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2021 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2021 Statutory Annual Statement as filed with the Iowa Insurance Division.